UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Park National Corporation

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS To Be Held April 17, 2006
GENERAL INFORMATION
VOTING INFORMATION
PRINCIPAL SHAREHOLDERS OF PARK
PROPOSAL NUMBER 1:
THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
Equity Compensation Plan Information
PENSION PLAN TABLE
TRANSACTIONS INVOLVING MANAGEMENT
PERFORMANCE GRAPH
PROPOSAL NUMBER 2:
PROPOSAL NUMBER 3:
AUDIT COMMITTEE MATTERS
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
OTHER MATTERS
Annex A

PARK NATIONAL CORPORATION
50 North Third Street
Post Office Box 3500
Newark, Ohio 43058-3500
(740) 349-8451

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 17, 2006

Dear Fellow Shareholders:
     The Annual Meeting of Shareholders (the “Annual Meeting”) of Park National Corporation (“Park”) will be held at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, on Monday, April 17, 2006, at 2:00 p.m., Eastern Daylight Saving Time, for the following purposes:
1.	To elect four directors, each for a term of three years to expire at the 2009 Annual Meeting of Shareholders.

2.	To consider and vote upon a proposal to adopt amendments to Section 1.04 of Park’s Regulations to (a) require that shareholders be given written notice at least ten days in advance of all shareholder meetings and (b) permit electronic notices of shareholder meetings.

3.	To consider and vote upon a proposal to adopt an amendment to Section 1.11 of Park’s Regulations to permit electronic voting of shareholder proxies.

4.	To transact any other business which properly comes before the Annual Meeting or any adjournment.
     If you were a shareholder of record at the close of business on February 22, 2006, you will be entitled to vote in person or by proxy at the Annual Meeting.
     You are cordially invited to attend the Annual Meeting. Your vote is important, regardless of the number of common shares you own. Whether or not you plan to attend the Annual Meeting in person, please sign, date and return your proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. Voting your common shares using the enclosed proxy card does not affect your right to vote in person if you attend the Annual Meeting.

By Order of the Board of Directors,
/s/ David L. Trautman
March 14, 2006	DAVID L. TRAUTMAN
President and Secretary

PARK NATIONAL CORPORATION
50 North Third Street
Post Office Box 3500
Newark, Ohio 43058-3500
(740) 349-8451
www.parknationalcorp.com
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held April 17, 2006
GENERAL INFORMATION
     We are sending you this proxy statement and the enclosed proxy card because the Board of Directors of Park National Corporation (“Park”) is soliciting your proxy to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Monday, April 17, 2006, at 2:00 p.m., Eastern Daylight Saving Time, or at any adjournment. The Annual Meeting will be held at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio. This proxy statement summarizes information that you will need in order to vote.
Mailing
     We mailed this proxy statement and the accompanying proxy card on or about March 14, 2006 to all shareholders entitled to vote their common shares at the Annual Meeting. We also sent with the proxy statement Park’s 2005 Annual Report. Audited consolidated financial statements for Park and its subsidiaries for the fiscal year ended December 31, 2005 (the “2005 fiscal year”) are included in the 2005 Annual Report.
     Additional copies of the 2005 Annual Report and of Park’s Annual Report on Form 10-K for the 2005 fiscal year may be obtained, without charge, by sending a written request to: David L. Trautman, President and Secretary, Park National Corporation, 50 North Third Street, Post Office Box 3500, Newark, Ohio 43058-3500. The Form 10-K for the 2005 fiscal year is also on file with the Securities and Exchange Commission (the “SEC”) and is available on the SEC’s website at www.sec.gov.
Delivery of Proxy Materials to Multiple Shareholders Sharing the Same Address
     Periodically, Park provides each registered shareholder at a shared address, not previously notified, with a separate notice of Park’s intention to household proxy materials. The record holder notifies beneficial shareholders (those who hold common shares through a broker, financial institution or other record holder) of the householding process. Only one copy of this proxy statement and Park’s 2005 Annual Report is being delivered to previously notified multiple registered shareholders who share an address unless Park has received contrary instructions from one or more of the shareholders. A separate proxy card and a separate notice of the Annual Meeting is being included for each account at the shared address.
     Registered shareholders who share an address and would like to receive a separate 2005 Annual Report and/or a separate proxy statement for the Annual Meeting, or who have questions regarding the householding process, may contact Park’s transfer agent and registrar, The First-Knox National Bank of Mount Vernon (“First-Knox National Bank”) by calling 1-800-837-5266, ext. 5208, or forwarding a written request addressed to First-Knox National Bank, Attention Debbie Daniels, P.O. Box 1270, One South Main Street, Mount Vernon, Ohio 43050-1270. Promptly upon request, additional copies of the 2005 Annual Report and/or a separate proxy statement for the Annual Meeting will be sent. By contacting First-Knox National Bank, registered shareholders sharing an address can also (i) notify Park that the registered shareholders wish to receive separate annual reports and/or proxy statements in the future or (ii) request delivery of a single copy of annual reports and/or proxy statements in the future if they are receiving multiple copies. Beneficial shareholders should contact their brokers, financial institutions or other record holders for specific information on the householding process as it applies to their accounts.
VOTING INFORMATION
Who can vote at the Annual Meeting?
     Only shareholders of record at the close of business on February 22, 2006, are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on February 22, 2006, there were 14,017,535 common shares outstanding and entitled to vote.
     Each shareholder is entitled to one vote for each common share held. A shareholder wishing to exercise cumulative voting with respect to the election of directors must notify the President, a Vice President or the Secretary of Park in writing before 2:00 p.m., Eastern Daylight Saving Time, on April 15, 2006. If cumulative voting is requested and if an announcement of such request is made upon the convening of the Annual Meeting by the chairman or the secretary of the meeting or by or on behalf of the shareholder requesting cumulative voting, you will have votes equal to the number of directors to be elected, multiplied by the number of common shares owned by you, and will be entitled to distribute your votes among the candidates as you see fit. If cumulative voting is requested, the enclosed proxy card would grant discretionary authority to your “proxy” (one of the individuals named on your proxy card) to cumulate votes and to distribute the votes among the candidates.
How do I vote?
     Whether or not you plan to attend the Annual Meeting, we urge you to vote in advance by proxy. To do so, you may complete, sign and date the enclosed proxy card and return it in the envelope provided.
     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your common shares are held in the name of your broker, your financial institution or another record holder, you must bring an account statement or letter from that broker, financial institution or other holder of record authorizing you to vote on behalf of the record holder. The account statement or letter must show that you were the direct or indirect beneficial owner of the common shares on February 22, 2006, the record date for voting.
How will my common shares be voted?
     Those common shares represented by a properly executed proxy card that is received prior to the Annual Meeting and not subsequently revoked will be voted in accordance with your instructions by your proxy. If you submit a valid proxy card prior to the Annual Meeting but do not complete the voting instructions on the proxy card, your proxy will vote your common shares as recommended by the Board of Directors, except in the case of broker non-votes where applicable, as follows:
•	“FOR” the election as Park directors of the nominees listed under “PROPOSAL NUMBER 1: ELECTION OF DIRECTORS”;

•	“FOR” the adoption of the proposed amendments to Section 1.04 of Park’s Regulations described in “PROPOSAL NUMBER 2: ADOPTION OF AMENDMENTS TO SECTION 1.04 OF PARK’S REGULATIONS TO (A) REQUIRE THAT SHAREHOLDERS BE GIVEN WRITTEN NOTICE AT LEAST TEN DAYS IN ADVANCE OF ALL SHAREHOLDER MEETINGS AND (B) PERMIT ELECTRONIC NOTICES OF SHAREHOLDER MEETINGS”; and

•	“FOR” the adoption of the proposed amendment to Section 1.11 of Park’s Regulations described in “PROPOSAL NUMBER 3: ADOPTION OF AMENDMENT TO SECTION 1.11 OF PARK’S REGULATIONS TO PERMIT ELECTRONIC VOTING OF SHAREHOLDER PROXIES.”
If any other matters are properly presented for voting at the Annual Meeting, the persons named as proxies on the enclosed proxy card will vote on those matters in accordance with their best judgment.
May I revoke my proxy?
     Yes. You may change your mind after you send in your proxy card by following any one of the following three procedures. To revoke your proxy:
•	Send in another signed proxy card with a later date, which must be received by Park prior to the Annual Meeting;

•	Send written notice revoking your proxy to David L. Trautman, Park’s President and Secretary, at 50 North Third Street, Post Office Box 3500, Newark, Ohio 43058-3500, which must be received prior to the Annual Meeting; or

•	Attend the Annual Meeting and revoke your proxy in person if your common shares are held in your name. If your common shares are held in the name of your broker, your financial institution or another holder of record and you wish to revoke your proxy in person, you must bring an account statement or letter from the broker, financial institution or other holder of record indicating that you were the beneficial owner of the common shares on February 22, 2006, the record date for voting.
     Attendance at the Annual Meeting will not, by itself, revoke your proxy.
What is the quorum requirement for the Annual Meeting?
     Under Park’s Regulations, a quorum is a majority of the common shares outstanding. Common shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. Generally, broker non-votes occur when common shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary voting power to vote such common shares.

Brokers have discretionary authority to vote their clients’ common shares on “routine” proposals, such as the uncontested election of directors, even if they do not receive voting instructions from their clients. They cannot, however, vote their clients’ common shares on other “non-routine” matters without instructions from their clients.
What if my common shares are held in “street name”?
     If you hold your common shares in “street name” with a broker, financial institution or other holder of record, you should review the information provided to you by such holder of record. This information will describe the procedures you need to follow in instructing the holder of record how to vote your “street name” common shares and how to revoke previously given instructions. If you hold your common shares in “street name,” you may be eligible to appoint your proxy electronically via the Internet or telephonically and may incur costs associated with the electronic access.
What if my common shares are held through the Park National Corporation Employees Stock Ownership Plan?
     If you participate in the Park National Corporation Employees Stock Ownership Plan (the “Park ESOP”) and common shares have been allocated to your account in the Park ESOP, you will be entitled to instruct the trustee of the Park ESOP how to vote those common shares. If you are such a participant, you may receive your voting instructions card separately. If you give no voting instructions to the trustee of the Park ESOP, the trustee will vote the common shares allocated to your Park ESOP account pro rata in accordance with the instructions received from other participants in the Park ESOP who have voted.
Who pays the cost of proxy solicitation?
     Park will pay the costs of soliciting proxies on behalf of the Board of Directors other than the Internet access and telephone usage charges if a proxy is appointed electronically through a holder of record. Although we are mailing these proxy materials, directors, officers and employees of Park and its subsidiaries also may solicit proxies by further mailing, personal contact, telephone, facsimile or electronic mail without receiving any additional compensation for such solicitations. Park will also reimburse our transfer agent, brokers, voting trustees, financial instructions and other custodians, nominees and fiduciaries for their reasonable costs in forwarding the proxy materials to the beneficial shareholders.
What vote is required with respect to the proposals presented at the Annual Meeting?
Proposal Number 1: Election of Directors
     Under Ohio law and Park’s Regulations, the four nominees for election as directors in the class whose terms will expire in 2009 receiving the greatest number of votes “FOR” election will be elected as directors. Common shares as to which the authority to vote is withheld will be counted for quorum purposes but will not affect whether a nominee has received sufficient votes to be elected.
Proposal Number 2: Adoption of Amendments to Section 1.04 of Park’s Regulations
     The affirmative vote of the holders of common shares entitling them to exercise not less than two-thirds of the voting power of Park is required to adopt the proposed amendments to Section 1.04 of Park’s Regulations. The effect of an abstention or a broker non-vote is the same as a vote “AGAINST” the proposal.

Proposal Number 3: Adoption of Amendment to Section 1.11 of Park’s Regulations
     The affirmative vote of the holders of common shares entitling them to exercise not less than two-thirds of the voting power of Park is required to adopt the proposed amendment to Section 1.11 of Park’s Regulations. The effect of an abstention or a broker non-vote is the same as a vote “AGAINST” the proposal.
PRINCIPAL SHAREHOLDERS OF PARK
     The following table furnishes information regarding the beneficial ownership of common shares, as of February 22, 2006, for each of the current directors, each of the nominees for re-election as a director, each of the individuals named in the Summary Compensation Table beginning on page 29, all current directors and executive officers as a group and each person known by Park to beneficially own more than 5% of the outstanding common shares:

	Amount and Nature of Beneficial Ownership (1)
			Common Shares
			Which Can Be
			Acquired Upon
			Exercise of
			Currently
			Exercisable
			Options or Options
Name of Beneficial			First Becoming		Percent
Owner or Number	Common Shares		Exercisable		of Class
of Persons in Group (1)	Presently Held		Within 60 Days	Total	(2)

Trust departments of bank subsidiaries of Park c/o The Park National Bank, Trust Department 50 North Third Street Newark, OH 43055 (3)	2,105,910	(3)	0	2,105,910	15.0%

Maureen Buchwald	5,362	(4)	0	5,362	(5)
James J. Cullers	8,439	(6)	0	8,439	(5)
C. Daniel DeLawder (7)	105,231	(8)	4,148	109,379	(5)
Harry O. Egger	43,776	(9)	0	43,776	(5)
F. William Englefield IV	2,764	(10)	0	2,764	(5)
William T. McConnell	196,872	(11)	0	196,872	1.4%
Michael J. Menzer	41,818	(12)	0	41,818	(5)
John J. O’Neill	174,180	(13)	0	174,180	1.2%
William A. Phillips	11,264	(14)	0	11,264	(5)
J. Gilbert Reese	456,524	(15)	0	456,524	3.3%
Rick R. Taylor	3,199	(16)	0	3,199	(5)
David L. Trautman (7)	45,407	(17)	4,802	50,209	(5)
Leon Zazworsky	7,221		0	7,221	(5)
John W. Kozak (7)	25,930	(18)	4,671	30,601	(5)

	Amount and Nature of Beneficial Ownership (1)
			Common Shares
			Which Can Be
			Acquired Upon
			Exercise of
			Currently
			Exercisable
			Options or Options
Name of Beneficial			First Becoming		Percent
Owner or Number	Common Shares		Exercisable		of Class
of Persons in Group (1)	Presently Held		Within 60 Days	Total	(2)

All current executive officers and directors as a group (14 persons)	1,127,987	(19)	13,621	1,141,608	8.1%

(1)	Unless otherwise indicated in the footnotes to this table, each beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table for such beneficial owner. All fractional common shares have been rounded to the nearest whole common share. The mailing address of each of the current executive officers and directors of Park is 50 North Third Street, Post Office Box 3500, Newark, Ohio 43058-3500.

(2)	The “Percent of Class” computation is based upon the sum of (i) 14,017,535 common shares outstanding on February 22, 2006 and (ii) the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will first become exercisable within 60 days after February 22, 2006.

(3)	The trust departments of certain bank subsidiaries of Park, as the fiduciaries of various agency, trust and estate accounts, hold an aggregate of 2,105,910 common shares. The trust departments of The Park National Bank (“Park National Bank”) and the Fairfield National Division of Park National Bank hold an aggregate of 1,677,281 common shares (12.0% of the outstanding common shares), including 31,507 common shares with no voting or investment power; 619,269 common shares with investment but no voting power; 263,500 common shares with voting but no investment power; and 763,005 common shares with voting and investment power. The trust department of Century National Bank holds 32,181 common shares (0.2% of the outstanding common shares), including 885 common shares with no voting or investment power; 3,282 common shares with voting but no investment power; and 28,014 common shares with voting and investment power. The trust department of First-Knox National Bank holds 82,402 common shares (0.6% of the outstanding common shares), including 6,653 common shares with no voting or investment power; 334 common shares with voting but no investment power; and 75,415 common shares with voting and investment power. The trust department of The Richland Trust Company (“Richland Trust Company”) holds 7,481 common shares (0.1% of the outstanding common shares), including 930 common shares with voting but no investment power; and 6,551 common shares with voting and investment power. The trust departments of The Security National Bank and Trust Co. (“Security National Bank”) and the Unity National Division of Security National Bank hold an aggregate of 296,995 common shares (2.1% of the outstanding common shares), including 38,126 common shares with no voting or investment power; 13,437 common shares with investment but no voting power; 42,339 common shares with voting but no investment power; and 203,093 common shares with voting and investment power. The trust department of Second National Bank holds 9,570 common shares (0.1% of the outstanding common shares), with voting and investment power for all of the 9,570 common shares. The officers and directors of each bank subsidiary and of Park disclaim beneficial ownership of the common shares beneficially owned by the trust department of each bank subsidiary.

(4)	The number shown includes 2,300 common shares held jointly by Mrs. Buchwald and her husband, as to which she shares voting and investment power.

(5)	Represents beneficial ownership of less than 1% of the outstanding common shares.

(6)	The number shown includes 752 common shares held by Mr. Cullers’ wife in an individual retirement account as to which she has sole voting and investment power and Mr. Cullers disclaims beneficial ownership; 4,528 common shares held in an individual retirement account for which the trust department of First-Knox National Bank serves as trustee and has voting power and investment power; 203 common shares held by Mr. Cullers as custodian for his grandchildren; and 110 common shares held by Mr. Cullers’ wife as custodian for their grandchildren as to which she has sole voting and investment power and Mr. Cullers disclaims beneficial ownership.

(7)	Individual named in Summary Compensation Table. Messrs. DeLawder and Trautman also serve as directors of Park.

(8)	The number shown includes 41,648 common shares held by the wife of Mr. DeLawder as to which she has sole voting and investment power and Mr. DeLawder disclaims beneficial ownership; and 9,637 common shares held for the account of Mr. DeLawder in the Park ESOP.

(9)	The number shown includes 17,502 common shares held by the wife of Mr. Egger as to which she has sole voting and investment power and Mr. Egger disclaims beneficial ownership; 5,714 common shares held for the account of Mr. Egger in the Park ESOP; 605 common shares held in an individual retirement account by Advest as custodian for Mr. Egger; and 599 common shares held in an individual retirement account by Advest as custodian for the wife of Mr. Egger as to which Mr. Egger disclaims beneficial ownership.

(10)	The number shown includes 901 common shares held in a managing agency with the trust department of Park National Bank as to which the trust department of Park National Bank has voting power and investment power and Mr. Englefield disclaims beneficial ownership; 273 common shares held in an individual retirement account by Merrill Lynch as custodian for Mr. Englefield; and 1,590 common shares held in a cash management account by Merrill Lynch as custodian for Mr. Englefield.

(11)	The number shown includes 73,966 common shares held by the wife of Mr. McConnell as to which she has sole voting and investment power and Mr. McConnell disclaims beneficial ownership; 16,978 common shares held in an inter vivos irrevocable trust established by Mr. McConnell as to which Park National Bank’s trust department serves as trustee and has voting and investment power and Mr. McConnell disclaims beneficial ownership; and 5,011 common shares held for the account of Mr. McConnell in the Park ESOP. The number shown also includes 1,155 common shares held by The McConnell Foundation, an Ohio not for profit corporation as to which Mr. McConnell, his wife, his two adult children and one other individual serve as trustees. Mr. McConnell shares voting and investment power as to these 1,155 common shares with the other four trustees but disclaims beneficial ownership with respect to them.

(12)	The number shown includes 14,501 common shares held in an account by Edward Jones as custodian for the wife of Mr. Menzer as to which she has sole voting and investment power and Mr. Menzer disclaims beneficial ownership; 973 common shares held in an account by Edward Jones as custodian for Mr. Menzer and his wife as to which Mr. Menzer and his wife share voting and investment power; and an aggregate of 50 common shares held by Mr. Menzer as custodian for his sons as to which Mr. Menzer exercises sole voting and investment power.

(13)	The number shown includes 152,042 common shares held by O’Neill Investments LLC, an Ohio limited liability company as to which Mr. O’Neill is one of two managing members as well as a non-managing member. Mr. O’Neill shares voting and investment power with respect to these common shares with his adult son, the other managing member.

(14)	The number shown includes 1,964 common shares held for the account of Mr. Phillips in the Park ESOP; 1,491 common shares held in an individual retirement account for which the trust department of Century National Bank serves as trustee and has voting and investment power and as to which Mr. Phillips disclaims beneficial ownership; and 3,858 common shares held by the wife of Mr. Phillips as to which she has sole voting and investment power and Mr. Phillips disclaims beneficial ownership.

(15)	The number shown includes 56,359 common shares held by the wife of Mr. Reese as to which she has sole voting and investment power and Mr. Reese disclaims beneficial ownership; and 1,575 common shares held in a grantor trust created by Mr. Reese for which the trust department of Park National Bank serves as trustee and as to which Mr. Reese has voting and investment power. The number shown does not include 22,050 common shares held by the trust department of Park National Bank for The Gilbert Reese Family Foundation, an Ohio not for profit corporation managed by Mr. Reese’s wife and two adult children. Mr. Reese has no voting or investment power with respect to the common shares held for The Gilbert Reese Family Foundation and disclaims beneficial ownership of these 22,050 common shares. The trust department of Park National Bank has voting power but no investment power as to these 22,050 common shares.

(16)	The number shown includes 3,199 common shares held in a managing agency with the trust department of Richland Trust Company as to which the trust department has voting and investment power and Mr. Taylor disclaims beneficial ownership.

(17)	The number shown includes 13,230 common shares held by the wife of Mr. Trautman as to which she has sole voting and investment power and Mr. Trautman disclaims beneficial ownership; 822 common shares held in a rollover plan as to which the wife of Mr. Trautman has sole voting and investment power and Mr. Trautman disclaims beneficial ownership; and 5,317 common shares held for the account of Mr. Trautman in the Park ESOP.

(18)	The number shown includes 2,827 common shares held for the account of Mr. Kozak in the Park ESOP.

(19)	See Notes (4), (6) and (8) through (18) above.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that Park’s directors, executive officers and greater-than-10% beneficial owners file reports with the SEC reporting their initial beneficial ownership of common shares and any subsequent changes in their beneficial ownership. Specific due dates have been established by the SEC, and Park is required to disclose in this proxy statement any late reports. To Park’s knowledge, based solely on a review of reports furnished to Park and written representations that no other reports were required, during the 2005 fiscal year, all Section 16(a) filing requirements applicable to Park’s officers, directors and greater-than-10% beneficial owners were complied with; except that Michael J. Menzer, a director of Park, filed late one report covering two transactions.

PROPOSAL NUMBER 1:
ELECTION OF DIRECTORS
     As of the date of this proxy statement, there were 13 members of the Board of Directors – four directors in the class whose terms expire at the Annual Meeting, five directors in the class whose terms expire in 2007 and four directors in the class whose terms expire in 2008. R. William Geyer, who had served as a director of Park since 1992, passed away on June 17, 2005. Mr. Geyer’s death created a vacancy in the class whose terms expire at the Annual Meeting. However, upon the unanimous recommendation of the Nominating Committee and as permitted by Section 2.02 of Park’s Regulations, the Board of Directors has fixed the number of directors at 13, reflecting the number of individuals currently serving as directors.
     The Board of Directors proposes that each of the four nominees identified below be re-elected for a new term of three years. Each nominee was recommended by the Nominating Committee. Each individual elected as a director at the Annual Meeting will hold office for a term to expire at the Annual Meeting of Shareholders to be held in 2009 and until his successor is duly elected and qualified, or until his earlier resignation, removal from office or death. While it is contemplated that all nominees will stand for re-election, if a nominee who would otherwise receive the required number of votes becomes unavailable or unable to serve as a candidate for re-election as a director, the individuals designated as proxies on the proxy card will have full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee or nominees designated by the Board of Directors following recommendation by the Nominating Committee. The Board of Directors knows of no reason why any of the nominees named below will be unavailable or unable to serve if elected to the Board.
     The following information, as of February 22, 2006, concerning the age, principal occupation, other affiliations and business experience of each nominee for re-election as a director has been furnished to Park by each director. Unless otherwise indicated, each individual has had his principal occupation for more than five years.

		Position(s) Held
		with Park and its	Director of Park
		Principal Subsidiaries	Continuously	Nominee For
Nominee	Age	and Principal Occupation(s)	Since	Term Expiring In

James J. Cullers	75	Attorney-at-Law; Principal of James J. Cullers, Mediation and Arbitration Services (mediator and arbitrator) since January 1, 2005; Of Counsel from 2001 to January 1, 2005 and prior thereto Senior Partner, of Zelkowitz, Barry & Cullers, Attorneys at Law, Mount Vernon, Ohio; Director of First-Knox National Bank since 1977	1997	2009

William T. McConnell	72	Chairman of the Executive Committee since 1996, Chairman of the Board from 1994 to December 31, 2004, Chief Executive Officer from 1986 to 1999, and President from 1986 to 1994, of Park; Chairman of the Executive Committee since 1996, Chairman of the Board from 1993 to December 31, 2004, Chief Executive Officer from 1983 to 1999, President from 1979 to 1993, and Director since 1977, of Park National Bank	1986	2009

Michael J. Menzer	42	President of White Oak Partners, Inc. (private equity investment company) since 2004; President of Northstreet Partners, LLC (real estate investment company) since 2003; President of Paramount Financial Group from 1987 to 2003; Director of Park National Bank since 1999	2005	2009

William A. Phillips	73	Chairman of the Board since 1986, Chief Executive Officer from 1986 to 1998, and Director since 1971, of Century National Bank	1990	2009

     The following information, as of February 22, 2006, concerning the age, principal occupation, other affiliations and business experience of the continuing directors of Park has been furnished to Park by each director. Unless otherwise indicated, each individual has had his or her principal occupation for more than five years.

		Position(s) Held
		with Park and its	Director of Park
		Principal Subsidiaries	Continuously
Name	Age	and Principal Occupation(s)	Since	Term Expires In

Maureen Buchwald	74	Owner and Operator of Glen Hill Orchards, Ltd., Mount Vernon, Ohio (apple orchards); Vice President of Administration and Secretary of Ariel Corporation (manufacturer of reciprocating compressors) for more than 20 years prior to her retirement in 1997; Director of First-Knox National Bank since 1988	1997	2007

J. Gilbert Reese	80	Senior Partner in Reese, Pyle, Drake & Meyer, P.L.L., Attorneys-at-Law, Newark, Ohio; Chairman Emeritus of the Board of First Federal Savings and Loan Association of Newark, Newark, Ohio; Director of Park National Bank since 1965	1987	2007

Rick R. Taylor	58	President of Jay Industries, Inc., Mansfield, Ohio (plastic and metal parts manufacturer); President of Longview Steel, Mansfield, Ohio (steel wholesaler); Director of The Gorman-Rupp Company; Director of Richland Trust Company since 1995	1998	2007

		Position(s) Held
		with Park and its	Director of Park
		Principal Subsidiaries	Continuously
Name	Age	and Principal Occupation(s)	Since	Term Expires In

David L. Trautman	44	President since January 1, 2005 and Secretary since July 2002 of Park; President since January 1, 2005, Executive Vice President from February 2002 until December 31, 2004, Vice President from July 1993 to June 1997 and Director since February 2002, of Park National Bank; Chairman of the Board since March 2001, Director since May 1997, and President and Chief Executive Officer from May 1997 to February 2002, of First-Knox National Bank; Director of United Bank, N.A. since 2000	2005	2007

Leon Zazworsky	57	President of Mid State Systems, Inc., Hebron, Ohio, and of Mid State Warehouses, Inc., Newark, Ohio (transportation, warehousing and distribution); Director of Park National Bank since 1991	2003	2007

C. Daniel DeLawder	56	Chairman of the Board since January 1, 2005, Chief Executive Officer since January 1, 1999, and President from 1994 to December 31, 2004, of Park; Chairman of the Board since January 1, 2005, Chief Executive Officer since January 1, 1999, President from 1993 to December 31, 2004, Executive Vice President from 1992 to 1993, and Director since 1992, of Park National Bank; Member of Advisory Board since 1985, Chairman of Advisory Board from 1989 to 2003, and President from 1985 to 1992, of the Fairfield National Division of Park National Bank; Director of Richland Trust Company since 1997; Director of Second National Bank since 2000	1994	2008

		Position(s) Held
		with Park and its	Director of Park
		Principal Subsidiaries	Continuously
Name	Age	and Principal Occupation(s)	Since	Term Expires In

Harry O. Egger	66	Vice Chairman of the Board of Park since March 2001; Chairman of the Board since 1997, Chief Executive Officer from 1997 to March 2003, President from 1981 to 1997, and Director since 1977, of Security National Bank; Chairman of the Board, President and Chief Executive Officer of Security Banc Corporation from 1997 to March 2001 (1)	2001	2008

F. William Englefield IV	51	President of Englefield, Inc. (retail and wholesale of petroleum products and convenience stores and restaurants); Director of Park National Bank since 1993	2005	2008

John J. O’Neill	85	Chairman/Part Owner of Southgate Corporation, Newark, Ohio (real estate development and management); Director of Park National Bank since 1964	1987	2008

(1)	In connection with the merger of Security Banc Corporation, an Ohio bank holding company (“Security”), into Park effective March 23, 2001, Mr. Egger became Vice Chairman of the Board and a director of Park as contemplated under the Agreement and Plan of Merger, dated as of November 20, 2000, between Security and Park (the “Security Merger Agreement”).
     There are no family relationships among any of Park’s directors, nominees for re-election as directors and executive officers.
     Please see Park’s Annual Report on Form 10-K for the 2005 fiscal year for information on Park’s executive officers.
Recommendation and Vote
     Under Ohio law and Park’s Regulations, the four nominees receiving the greatest number of votes “FOR” election will be elected as directors. Common shares represented by properly executed and returned proxy cards will be voted “FOR” the election of the Board of Directors’ nominees named above unless authority to vote for one or more nominees is withheld. Shareholders may withhold authority to vote for the entire slate as nominated or, by writing the name of one or more nominees on the line provided on the proxy card, withhold the authority to vote for one or more nominees. Common shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors, or toward the election of the individual nominees specified on the proxy card.
     Your Board of Directors recommends a vote “FOR” the re-election of the nominees named above.
THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
Independence of Directors
     Applicable sections of the Company Guide (the “AMEX Rules”) of the American Stock Exchange LLC (“AMEX”) require that a majority of the members of Park’s Board of Directors be independent directors. The definition of independence for purposes of the AMEX Rules includes a series of objective tests, such as the director is not an employee of Park or any of Park’s subsidiaries and has not directly or indirectly engaged in various types of business dealings with Park or any of Park’s subsidiaries and the director does not have an immediate family member who is employed by Park or any of Park’s subsidiaries as an executive officer. In addition, as further required by the AMEX Rules, the Board of Directors has affirmatively determined that each independent director has no material relationship with Park or any of Park’s subsidiaries that would interfere with the exercise of independent judgment.
     In making determinations as to the independence of Park’s directors, the Board of Directors has reviewed, considered and discussed:
•	the relationships (including commercial, industrial, banking, consulting, legal, accounting, charitable and family relationships) of each director (and the immediate family members of each director) with Park and/or any of Park’s subsidiaries (either directly or as a partner, controlling shareholder, executive officer or member of any organization that has any such relationship); and

•	the compensation and other payments each director (and the immediate family members of each director):
•	has received from or made to Park and/or any of Park’s subsidiaries (either directly or as a partner, controlling shareholder, executive officer or member of an organization which has received compensation or payments from or made payments to Park and/or any of Park’s subsidiaries); and

•	presently expects to receive from or make to Park and/or any of the subsidiaries of Park (either directly or as a partner, controlling shareholder, executive officer or member of an organization which has received compensation or payments from or made payments to Park and/or any of the subsidiaries of Park).
Based upon that review, consideration and discussion and the unanimous recommendation of the Nominating Committee, the Board of Directors has determined that at least a majority of its members are independent. The Board of Directors has determined that each of Maureen Buchwald, James J. Cullers, F. William Englefield IV, Michael J. Menzer, John J. O’Neill, J. Gilbert Reese, Rick R. Taylor and Leon Zazworsky qualifies as independent because the director has no financial or personal ties, either directly or indirectly, with Park or Park’s subsidiaries other than: (i) compensation received in the individual’s capacity as a director of Park and one of Park’s subsidiaries; (ii) banking relationships entered into in the ordinary course of business with one or more of Park’s bank subsidiaries; (iii) ownership of common shares of Park; (iv) in the case of Messrs. Cullers and Reese, compensation paid by one or more of Park’s subsidiaries to the law firms with which they have been associated in an amount which has represented, in each of the last three fiscal years, less than $80,000 of each law firm’s consolidated gross revenues; (v) in the case of Mr. O’Neill, compensation received by Mr. O’Neill’s son in his capacity as a director of Park National Bank; and (vi) in the case of Mr. Menzer, the purchase in January of 2005 by Park and three of the directors of Park who are current or former executive officers of Park (or members of their immediate family) of shares of Patriot Bank, a state-chartered bank located in Houston, Texas associated with Mr. Menzer. Mr. Menzer is a director and the controlling shareholder of Patriot Bank. Park invested $100,000 and each of the individuals invested $50,000 or less in their respective purchases of shares of Patriot Bank.
     C. Daniel DeLawder and David L. Trautman do not qualify as independent directors because they currently serve as executive officers of Park and Park National Bank. William T. McConnell does not qualify as an independent director because he is employed in a non-executive officer capacity by Park National Bank and was formerly an executive officer of Park and Park National Bank. William A. Philips does not qualify as an independent director because he is employed in a non-executive officer capacity by Century National Bank and was formerly an executive officer of Century National Bank. Harry O. Egger does not qualify as an independent director because he formerly served as an executive officer of Park and of Security National Bank.
Meetings of the Board of Directors and Attendance at Annual Meetings of Shareholders
     The Board of Directors held four meetings during the 2005 fiscal year. Each incumbent director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by the Board committees on which he or she served, in each case during the period of his or her service. In accordance with applicable AMEX Rules, the independent directors meet in executive session (without the presence of management and non-independent directors) immediately following each regular meeting of the Board of Directors and at such other times as the independent directors deem necessary.
     Park encourages all incumbent directors and director nominees to attend each annual meeting of shareholders. All of the then incumbent directors attended Park’s last annual meeting of shareholders held on April 18, 2005.
Communications with the Board of Directors
     Although Park has not to date developed formal processes by which shareholders may communicate directly with directors, Park believes that the informal process, in which any communication sent to the Board of Directors, either generally or in care of the Chief Executive Officer, the President and Secretary or another officer of Park, is forwarded to all members of the Board, has served the needs of the Board and Park’s shareholders. There is no screening process in respect of shareholder communications. All shareholder communications received by an officer of Park for the attention of the Board of Directors are forwarded to the members of the Board.
     Park’s Board of Directors, or one of the Board committees, may consider the development of more specific procedures related to shareholder communications with the Board. Until other procedures are developed and posted on the “Governance Documents (Corporate Governance)” section of the “Investor Relations” page of Park’s website at www.parknationalcorp.com, any communication to the Board of Directors or individual directors may be sent to the Board or an individual director, in care of David L. Trautman, Park’s President and Secretary, at the executive offices of Park, 50 North Third Street, Post Office Box 3500, Newark, Ohio 43058-3500. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All shareholder communications must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified directors. All shareholder communications will be copied and circulated to the appropriate director or directors without any screening.
Committees of the Board
     During the 2005 fiscal year, the Board of Directors had five standing committees which held regularly scheduled meetings – the Audit Committee, the Compensation Committee, the Executive Committee, the Investment Committee and the Nominating Committee.
     Audit Committee
     The Board of Directors has an Audit Committee which is currently comprised of Maureen Buchwald (Chair), F. William Englefield IV, Michael J. Menzer and Leon Zazworsky. Each member of the Audit Committee also served during the entire 2005 fiscal year. Upon the recommendation of the Nominating Committee, the Board of Directors has determined that each member of the Audit Committee qualifies as independent under the applicable AMEX Rules and under SEC Rule 10A-3.
     Upon the recommendation of the Nominating Committee, the Board of Directors has also determined that Maureen Buchwald qualifies as an “audit committee financial expert” for purposes of Item 401(h) of SEC Regulation S-K and satisfies the financial sophistication requirement of the AMEX Rules, by virtue of her service as Vice President of Administration and Secretary of Ariel Corporation for more than 20 years prior to her retirement in 1997. In her capacity as Vice President of Administration, Ms. Buchwald oversaw the accounting functions of Ariel Corporation. In addition to Ms. Buchwald’s qualification as an “audit committee financial expert”, Park’s Board of Directors strongly believes that each of the members of the Audit Committee is highly qualified to discharge the member’s duties on behalf of Park and Park’s subsidiaries and satisfies the financial literacy requirement of the AMEX Rules.
     The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors (the “Audit Committee Charter”). A copy of the Audit Committee Charter is attached to this proxy statement as Annex A. In addition, a copy of the Audit Committee Charter is posted on the “Governance Documents (Corporate Governance)” section of the “Investor Relations” page of Park’s website at www.parknationalcorp.com. At least annually, the Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter and recommends changes to the full Board as necessary.
     The Audit Committee is responsible for:
•	overseeing the accounting and financial reporting processes of Park and Park’s subsidiaries;

•	overseeing the audits of the consolidated financial statements of Park;

•	appointing, compensating and overseeing the work of the independent registered public accounting firm employed by Park for the purpose of preparing or issuing an audit report or performing related work;

•	instituting procedures for the receipt, retention and treatment of complaints received by Park regarding accounting, internal accounting controls or auditing matters, which procedures are outlined in Park’s Code of Business Conduct and Ethics; and

•	assisting the Board of Directors in the oversight of:
•	the integrity of Park’s consolidated financial statements and the effectiveness of Park’s internal control over financial reporting;

•	the performance of Park’s independent registered public accounting firm and Park’s internal auditors;

•	the independent registered public accounting firm’s qualifications and independence; and

•	the legal compliance and ethics programs established by management and the full Board.
     In addition, the Audit Committee reviews and pre-approves all audit services and permitted non-audit services provided by the independent registered public accounting firm to Park or any of Park’s subsidiaries and ensures that the independent registered public accounting firm is not engaged to perform the specific non-audit services prohibited by law, rule or regulation. The Audit Committee will also carry out any other responsibilities delegated to the Audit Committee by the full Board.
     The Audit Committee met nine times during the 2005 fiscal year. The Audit Committee’s report relating to the 2005 fiscal year begins at page 40.
     Compensation Committee
     The Board of Directors has a Compensation Committee which is currently comprised of J. Gilbert Reese (Chair), John J. O’Neill and Leon Zazworsky. Each member of the Compensation Committee also served during the entire 2005 fiscal year. Upon the recommendation of the Nominating Committee, the Board of Directors has determined that each member of the Compensation Committee qualifies as independent under the applicable AMEX Rules. In addition, each Compensation Committee member qualifies as an outside director for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and as a non-employee director for purposes of SEC Rule 16b-3.
     The Compensation Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors (the “Compensation Committee Charter”). A copy of the Compensation Committee Charter is posted on the “Governance Documents (Corporate Governance)” section of the “Investor Relations” page of Park’s website at www.parknationalcorp.com. The Compensation Committee will periodically review and reassess the adequacy of the Compensation Committee Charter and recommend changes to the full Board as necessary.
     The Compensation Committee’s primary responsibilities include:
•	reviewing with management and approving the general compensation policy for the executive officers of Park and those other employees of Park and Park’s subsidiaries which the full Board directs;

•	evaluating the performance of Park’s executive officers in light of goals and objectives approved by the Compensation Committee and determining those executive officers’ compensation based on that evaluation;

•	administering Park’s equity-based plans and any other plans requiring Compensation Committee administration and approving awards as required to comply with applicable securities and tax laws, rules and regulations;

•	overseeing the preparation of the report on executive compensation for inclusion in the annual proxy statement; and

•	reviewing and making recommendations to the full Board with respect to incentive compensation plans and equity-based plans in accordance with applicable laws, rules and regulations.
     In addition, the Compensation Committee will review Park’s organizational structure and succession plans for Park’s executive officers with the full Board as needed. The Compensation Committee will also carry out any other responsibilities delegated to the Compensation Committee by the full Board.
     The Compensation Committee met five times during the 2005 fiscal year. The report of the Compensation Committee on executive compensation for the 2005 fiscal year begins at page 24.
     Executive Committee
     The Board of Directors has an Executive Committee which is currently comprised of William T. McConnell (Chair), C. Daniel DeLawder (Vice Chair), Harry O. Egger, John J. O’Neill, J. Gilbert Reese and Leon Zazworsky. Each member of the Executive Committee also served during the entire 2005 fiscal year. David L. Trautman serves as a non-member Secretary to the Executive Committee. The Executive Committee may exercise, to the fullest extent permitted by law and not delegated to another committee of the Board, all of the powers and authority granted to the Board. The Executive Committee reviews and approves large loans as well as major capital expenditures proposed to be made by Park’s bank subsidiaries. The Executive Committee met nine times during the 2005 fiscal year.
     Investment Committee
     The Board of Directors has an Investment Committee which is currently comprised of C. Daniel DeLawder (Chair), Harry O. Egger, William T. McConnell, Michael J. Menzer, John J. O’Neill, Rick R. Taylor and David L. Trautman. Each member of the Investment Committee also served during the entire 2005 fiscal year. The Investment Committee reviews the activity in the investment portfolio of Park and Park’s subsidiary banks, monitors compliance with Park’s investment policy and assists management with the development of investment strategies. The Investment Committee met three times during the 2005 fiscal year.
     Nominating Committee
     The Board of Directors has a Nominating Committee which is currently comprised of John J. O’Neill (Chair), J. Gilbert Reese and Leon Zazworsky. Each member of the Nominating Committee also served during the entire 2005 fiscal year. The Board of Directors has determined that each member of the Nominating Committee qualifies as independent under the applicable AMEX Rules.
     The Nominating Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors (the “Nominating Committee Charter”). A copy of the Nominating Committee Charter is posted on the “Governance Documents (Corporate Governance)” section of the “Investor Relations” page of Park’s website at www.parknationalcorp.com. The Nominating Committee will periodically review and reassess the adequacy of the Nominating Committee Charter and recommend changes to the full Board as necessary.
     The primary purpose of the Nominating Committee is to identify qualified candidates for election, nomination or appointment to the Board of Directors and to recommend to the full Board a slate of director nominees for each annual meeting of the shareholders of Park or as vacancies occur between annual meetings of the shareholders. In addition, the Nominating Committee provides oversight on matters surrounding the composition and operation of the Board, including the evaluation of Board performance and processes, and makes recommendations to the full Board in the areas of Board committee selection, including Board committee chairpersons and committee rotation practices. The Nominating Committee will also carry out any other responsibilities delegated to the Nominating Committee by the full Board.
     The Nominating Committee met once during the 2005 fiscal year.
Nominating Procedures
     The Nominating Committee recommended the nominees identified in “PROPOSAL NUMBER 1: ELECTION OF DIRECTORS” for re-election as directors at Park’s Annual Meeting. As detailed in the Nominating Committee Charter, the Nominating Committee has the responsibility to identify and recommend individuals qualified to become directors. To be eligible for election as a director, an individual must be a shareholder of Park.
     The Nominating Committee takes into account many factors when considering candidates for the Board of Directors to ensure that the Board is comprised of directors with a variety of experiences and backgrounds, each of whom has high-level managerial experience and represents the interests of Park’s shareholders as a whole rather than those of special interest groups. The Nominating Committee may consider those factors it deems appropriate when evaluating candidates, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size and scope to Park, experience as an executive of or adviser to a publicly traded or private company, experience and skill relative to other Board members, and any additional specialized knowledge or experience. Depending on the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating Committee.
     In considering candidates for the Board, the Nominating Committee evaluates the entirety of each candidate’s credentials. Other than the requirement that a candidate be a Park shareholder, there are no specific minimum qualifications that must be met by a Nominating Committee-recommended nominee. However, the Nominating Committee does believe that all members of the Board should have the highest character and integrity; a reputation for working constructively with others; sufficient time to devote to Board matters; and no conflict of interest that would interfere with performance as a director.
     The Nominating Committee will consider candidates for the Board from any reasonable source, including shareholder recommendations. The Nominating Committee does not evaluate candidates differently based on who has made the recommendation. The Nominating Committee has the authority under the Nominating Committee Charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used by the Nominating Committee or the full Board to date.
     Shareholders may recommend director candidates for consideration by the Nominating Committee by writing to David L. Trautman, Park’s President and Secretary, at the executive offices of Park, 50 North Third Street, Post Office Box 3500, Newark, Ohio 43058-3500. The recommendation must give the candidate’s name, age, business address, residence address, principal occupation and number of Park common shares beneficially owned. The recommendation should also describe the qualifications, attributes, skills or other qualities of the recommended director candidate. A written statement from the candidate consenting to be named as a director candidate and, if nominated and elected, to serve as a director should accompany any such recommendation.
     Shareholders who wish to nominate an individual for election as a director at an annual meeting of the shareholders of Park must comply with Park’s Regulations regarding shareholder nominations. Shareholder nominations must be made in writing and delivered or mailed to the President of Park not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors. However, if less than 21 days’ notice of the meeting is given to the shareholders, the nomination must be mailed or delivered to Park’s President not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed to the shareholders. Nominations for the 2006 Annual Meeting must be received by April 3, 2006. Each shareholder nomination must contain the following information to the extent known by the nominating shareholder:
•	the name and address of each proposed nominee;

•	the principal occupation of each proposed nominee;

•	the total number of Park common shares that will be voted for each proposed nominee;

•	the name and residence address of the nominating shareholder; and

•	the number of Park common shares beneficially owned by the nominating shareholder.
Nominations which do not comply with the requirements of Park’s Regulations will be disregarded.
Code of Business Conduct and Ethics
     In accordance with the applicable AMEX Rules and SEC Rules, the Board of Directors has adopted the Code of Business Conduct and Ethics which applies to the directors, officers and employees of Park and Park’s subsidiaries. The Code of Business Conduct and Ethics is posted on the “Governance Documents (Corporate Governance)” section of the “Investor Relations” page of Park’s website at www.parknationalcorp.com.
Compensation of Directors
     Annual Retainer and Meeting Fees
     Each director of Park who is not an employee of Park or one of Park’s subsidiaries (a “non-employee director”) currently receives, on the date of the regular meeting of the Park Board of Directors held during the fourth fiscal quarter, an annual retainer in the form of 120 common shares awarded under the Park National Corporation Stock Plan for Non-Employee Directors of Park National Corporation and Subsidiaries (the “Directors’ Stock Plan”). During the 2005 fiscal year, each non-employee director also received $750 for each meeting of the Board of Directors of Park attended and $300 for each meeting of a committee of the Board of Directors attended. At the January 17, 2006 meeting of the Board of Directors, the Board approved an increase in the cash compensation to be paid to directors. Effective on and after January 18, 2006, each non-employee director will receive $1,000 for each meeting of the Park Board of Directors attended and $400 for each meeting of a committee of the Board attended. If the date of a meeting of the full Board of Directors is changed from that provided for by resolution of the Board and a non-employer director is not able to attend the rescheduled meeting, he or she receives the meeting fee as though he or she attended the meeting. In addition, each member of the Executive Committee will receive a $2,500 annual cash retainer and each member of the Audit Committee (other than the Chair) will receive a $2,000 annual cash retainer. The Chair of the Audit Committee will receive a $5,000 annual cash retainer.
     Each non-employee director of Park also serves on the board of directors of one of Park’s bank subsidiaries, and receives, on the date of the regular meeting of the Park Board of Directors held during the fourth fiscal quarter, an annual retainer in the form of 60 common shares of Park awarded under the Directors’ Stock Plan and, in some cases, a specified amount of cash for such service as well as fees for attendance at meetings of the board of directors of the appropriate Park bank subsidiary (and committees of that board).
     C. Daniel DeLawder, William T. McConnell, William A. Phillips and David L. Trautman receive no compensation for serving as members of the Board of Directors of Park or of any subsidiary of Park.
     The following table summarizes the fair market value of the common share annual retainer received and the meeting fees paid to each incumbent non-employee director of Park for service on the Park Board of Directors and the board of directors of a Park subsidiary bank during the 2005 fiscal year:

		Park Board Fees		Park Subsidiary Bank Fees
		Annual		Annual
		Retainer	Board and Committee	Retainer	Board and Committee
Name	Total ($)	($)(1)	Meeting Fees ($)	($)(2)	Meeting Fees ($)

Maureen Buchwald	$32,069	$12,846	$5,700	$6,423	$7,100
James J. Cullers	$30,169	$12,846	$3,000	$6,423	$7,900
Harry O. Egger	$30,669	$12,846	$5,400	$6,423	$6,000 (3)
F. William Englefield IV	$33,169	$12,846	$6,000	$6,423	$7,900
Michael J. Menzer	$33,769	$12,846	$6,600	$6,423	$7,900
John J. O’Neill	$32,869	$12,846	$7,500	$6,423	$6,100
J. Gilbert Reese	$29,869	$12,846	$6,000	$6,423	$4,600
Rick R. Taylor	$28,769	$12,846	$3,900	$6,423	$5,600
Leon Zazworsky	$37,669	$12,846	$9,300	$6,423	$9,100

(1)	Represents the fair market value of the 120 common shares awarded as an annual retainer under the Directors’ Stock Plan.

(2)	Represents the fair market value of the 60 common shares awarded as an annual retainer under the Directors’ Stock Plan.

(3)	Mr. Egger elected to defer the fees he received for his services as a director of Security National Bank during the 2005 fiscal year under the Security National Bank and Trust Co. Amended and Restated 1988 Deferred Compensation Plan (the “Security Deferred Compensation Plan”), which was assumed by Park in connection with the merger with Security. The Security Deferred Compensation Plan permits directors and officers of Security National Bank to defer any percentage of salary, director’s fees or other compensation. Deferred amounts are credited to a deferred compensation account maintained by Security National Bank for the participant and are treated as though invested in one or more designated eligible investments selected by the participant. During the 2005 fiscal year, earnings in the amount of $23,165 were accrued in respect of the cumulative amount which has been deferred for Mr. Egger’s account under the Security Deferred Compensation Plan. The proceeds of Mr. Egger’s deferred compensation account will be distributed to him in cash upon the termination of his service on the Security National Bank

Board of Directors. As of December 31, 2005, the cumulative amount accrued for Mr. Egger’s account under the Security Deferred Compensation Plan was $707,302.
     Split-Dollar Life Insurance Policies
     The Park bank subsidiaries maintain split-dollar life insurance policies on behalf of those Park directors who are not or have not been executive officers of Park or one of Park’s subsidiaries, in their respective capacities as directors of a Park bank subsidiary. The Park bank subsidiary for which such an individual also serves as a director will receive proceeds under the policy in an amount equal to the premiums paid up to the date of death plus earnings accrued in respect of the policy since the inception of the policy. The director has the right to designate the beneficiary to whom his or her share of the proceeds under the policy ($100,000) is to be paid. A director becomes fully vested under his or her policy after three years of service with the bank subsidiary.
     Park National Bank maintains split-dollar life insurance policies on behalf of C. Daniel DeLawder, William T. McConnell and David L. Trautman, in their respective capacities as executive officers (and, in the case of Mr. McConnell, a former executive officer) of Park National Bank. Century National Bank maintains a split-dollar life insurance policy on behalf of William A. Phillips in his capacity as a former executive officer of Century National Bank. Park National Bank or Century National Bank, as appropriate, will receive proceeds under each policy in an amount equal to the premiums paid up to the date of death plus earnings accrued in respect of the policy since the inception of the policy. Each of Messrs. DeLawder, McConnell, Phillips and Trautman has the right to designate the beneficiary to whom his share of the proceeds under the policy (approximately two times his highest annual total compensation during his employment with Park National Bank or Century National Bank, as appropriate) is to be paid. Each policy remains in effect following the covered individual’s retirement as long as the covered individual is fully vested in the Park National Corporation Defined Benefit Pension Plan, has reached age 62, has not been employed by another financial services firm and was not terminated for cause. If Mr. DeLawder’s share of the proceeds under his policy were computed as of December 31, 2005, his share would have been $1,856,960. If Mr. McConnell’s share of the proceeds under his policy were computed as of December 31, 2005, his share would have been $1,455,000. If Mr. Phillips’ share of the proceeds under his policy were computed as of December 31, 2005, his share would have been $319,405. If Mr. Trautman’s share of the proceeds under his policy were computed as of December 31, 2005, his share would have been $1,228,432.
     Security National Bank maintains a split-dollar life insurance policy on behalf of Mr. Egger. Security National Bank will receive proceeds under the policy in an amount equal to the premiums paid up to the date of death plus earnings accrued in respect of the policy since the inception of the policy. Mr. Egger has the right to designate the beneficiary to whom his share of the proceeds under the policy (approximately three and one-half times his highest annual total compensation during his employment with Security National Bank or $1,597,341) is to be paid. Mr. Egger’s policy remained in effect following his retirement as an executive officer of Security National Bank on March 31, 2003.

     The following table summarizes the dollar value of the premium deemed to have been paid during the 2005 fiscal year on behalf of each director of Park under the split-dollar life insurance policy maintained on his or her behalf:

	Amount of Premium		Amount of Premium
	under Split-Dollar Life		under Split-Dollar Life
Name	Insurance Policy	Name	Insurance Policy

Maureen Buchwald	$965	John J. O’Neill	$2,796
James J. Cullers	$1,070	William A. Phillips	$1,071
C. Daniel DeLawder	$2,734	J. Gilbert Reese	$1,745
Harry O. Egger	$2,541	Rick R. Taylor	$210
F. William Englefield IV	$125	David L. Trautman	$738
Michael J. Menzer	$62	Leon Zazworsky	$196
William T. McConnell	$8,805
     Other Compensation
     C. Daniel DeLawder and David L. Trautman currently serve as executive officers of Park and of Park National Bank. Please see the discussion of their compensation as executive officers under “COMPENSATION OF EXECUTIVE OFFICERS.”
     William T. McConnell is employed by Park National Bank in a non-executive officer capacity. In such capacity, he received the amount of $33,000 during the 2005 fiscal year. William A. Phillips is employed by Century National Bank in a non-executive officer capacity. In such capacity, he also received the amount of $33,000 during the 2005 fiscal year. Each of Messrs. McConnell and Phillips is eligible to participate in the employee benefit programs maintained by Park and the Park subsidiary employing him, including medical, dental and disability insurance plans, on the same terms as all other employees of Park and the applicable Park subsidiary. Please also see the discussion under “COMPENSATION OF EXECUTIVE OFFICERS — Pension Plan and Supplemental Retirement Benefits.”
     Harry O. Egger was formerly an executive officer of Security National Bank. Please also see the discussion under “COMPENSATION OF EXECUTIVE OFFICERS — Pension Plan and Supplemental Retirement Benefits.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     The Compensation Committee of Park’s Board of Directors is comprised of J. Gilbert Reese (Chair), John J. O ’Neill and Leon Zazworsky. J. Gilbert Reese is senior partner in the law firm of Reese, Pyle, Drake & Meyer, P.L.L., which rendered legal services to Park National Bank during the 2005 fiscal year and continues to do so.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
Overall Philosophy and Administration
     The executive officers of Park receive no compensation directly from Park. Instead, C. Daniel DeLawder, David L. Trautman and John W. Kozak are paid by Park National Bank for services rendered in their capacities as executive officers of Park and Park National Bank.
     The Compensation Committee of Park’s Board of Directors administers Park’s incentive compensation plan and determines the amounts of incentive compensation to be paid for the 2005 fiscal year. The Compensation Committee is also responsible for evaluating the performance of Park’s executive officers and determining the compensation of those executive officers as well as administering Park’s equity-based compensation plans.
     The compensation philosophy of both Park and Park National Bank reflects a commitment to pay for performance. The compensation program for all officers, including executive officers, consists of three primary elements — a base salary component, an incentive compensation component and a stock option component. The combination of base salary and incentive compensation is designed to tie compensation levels to overall performance by Park and Park’s subsidiaries as well as the individual performance of the executive officers. The cash compensation philosophy of both Park and Park National Bank reflects the belief that a significant part of total executive cash compensation should be “at risk” in the form of incentive compensation based on the performance of Park and Park’s subsidiaries. The ratio of incentive compensation to total cash compensation for the 2005 fiscal year was 50.0% for Mr. DeLawder, 50.0% for Mr. Trautman and 52.3% for Mr. Kozak.
     During the 2006 fiscal year, management, at the request of the Compensation Committee, intends to engage a third party compensation consultant to review Park’s overall officer compensation program, including, but not limited to: (a) total compensation; (b) the relative percentages of the base salary and incentive compensation components of cash compensation; and (c) the methods for calculating the amount to be made available for incentive compensation under the incentive compensation program (i.e., the incentive compensation pool) and the distribution of such incentive compensation pool among participants in the incentive compensation program. The Compensation Committee and management believe that Park’s historically high performance (relative to its peers) has been related in large part to its incentive compensation program.
     Park believes that it is also important to provide compensation which serves to incentivize long-term corporate financial performance. In that regard, the Park Board of Directors adopted the 2005 Incentive Stock Option Plan (the “2005 Plan”) and the Park shareholders approved the 2005 Plan at the 2005 Annual Meeting of Shareholders. Under the 2005 Plan, officers and other key employees of Park and Park’s subsidiaries may be selected by Park’s Compensation Committee to receive incentive stock options (“ISOs”). Park also maintains the Park National Corporation 1995 Incentive Stock Option Plan (the “1995 Plan”); however, the 1995 Plan expired by its terms on January 16, 2005 and no further grants may be made under it. As of February 22, 2006, there were ISOs outstanding under the 2005 Plan covering an aggregate of 225,811 common shares and ISOs outstanding under the 1995 Plan covering an aggregate of 559,726 common shares.
     Each ISO granted under the 1995 Plan had, and each ISO granted under the 2005 Plan has, an exercise price equal to 100% of the fair market value of Park’s common shares on the date of grant. If Park’s common shares do not appreciate in value, the ISOs will be valueless. Thus, in contrast to the base year as they had received in 2005 and the salary and incentive components of compensation, ISO grants are tied directly to the price performance of Park’s common shares. At the time of exercise of an ISO (other than an exercise following death, disability or normal retirement), the optionee must enter into an agreement with Park providing that the common shares acquired upon exercise may not be sold or otherwise disposed of to any person other than Park for a period of five years after the exercise date. This creates a further shared interest between each optionee and Park’s shareholders in the price performance of the common shares.
     Section 162(m) of the Internal Revenue Code prohibits Park from claiming a deduction on its federal income tax return for compensation in excess of $1,000,000 paid for a given year to the chief executive officer and the four other most highly compensated officers of the corporation, other than the chief executive officer, serving at the end of the corporation’s fiscal year. The $1,000,000 compensation deduction limitation does not apply to “performance-based compensation.” None of Park’s executive officers received more than $1,000,000 of compensation from Park and Park’s subsidiaries for the 2005 fiscal year.
     Park does not have a policy that requires all compensation payable in respect of the 2005 fiscal year and thereafter to the covered executive officers to be deductible under Section 162(m) of the Internal Revenue Code. Park has not attempted to revise the incentive compensation plan or the 1995 Plan to satisfy the “performance-based compensation” exceptions but may consider doing so in the future if compensation paid thereunder would otherwise not be deductible under Section 162(m) and such provisions would not distort or discourage the existing incentives for performance that enhance the value of Park and Park’s subsidiaries. The design and administration of the 2005 Plan are intended to qualify any compensation which may be attributable to participation thereunder as “performance-based compensation.” In all cases, Park will continue to carefully consider the net cost and value to Park and Park’s subsidiaries of their respective compensation policies.
Base Salary
     On January 18, 2005, upon recommendation of the Compensation Committee, the Board of Directors approved the base salaries for each of C. Daniel DeLawder, David L. Trautman and John W. Kozak for the 2005 fiscal year. The Compensation Committee also recommended that the cash compensation paid to these three executive officers during the 2005 fiscal year be split at 50% base salary and 50% incentive compensation. Messrs. DeLawder, Trautman and Kozak historically had received the majority of their total cash compensation in incentive compensation (59.3%, 59.3% and 56.8%, respectively in 2004). The Compensation Committee reviewed independently generated peer group information of similarly sized bank holding companies developed by SNL Securities which revealed that the individuals holding these positions typically receive a majority of their cash compensation in base salary. To be more consistent with peers, and at the suggestion of the management of Park and Park National Bank, the Compensation Committee considered and then approved a 50/50 split between base salary and cash incentive compensation. Management also suggested that Messrs. DeLawder and Trautman receive no increase in the aggregate amount of cash compensation paid during the 2005 fiscal year, but that the proportion of total cash compensation allocated to base salary and incentive compensation for the 2005 fiscal year should change. Management suggested, and the Compensation Committee concurred after reviewing peer data, to increase Mr. Kozak’s total cash compensation. Accordingly, the base salaries for the 2005 fiscal year were $464,240 for Mr. DeLawder, $307,108 for Mr. Trautman and $200,500 for Mr. Kozak.
     On February 7, 2006, the Compensation Committee approved the base salaries for each of Messrs. DeLawder, Trautman and Kozak. Management suggested that Messrs. DeLawder, Trautman and Kozak receive the same base salary for the 2006 fiscal year as they had received in 2005 and the

Compensation Committee concurred after reviewing independently generated peer group information of similarly sized bank holding companies developed by SNL Securities.
Incentive Compensation
     The Compensation Committee of Park’s Board of Directors administers the Park incentive compensation plan which enables the officers of Park National Bank (the Park National Division, the Fairfield National Division, the Consolidated Computer Center Division and the First Clermont Division), Richland Trust Company, Century National Bank, First-Knox National Bank (the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank, N.A., Security National Bank (the Security National Division and the Unity National Division), The Citizens National Bank of Urbana (“Citizens National Bank”), Scope Leasing, Inc. and Guardian Financial Services Company (collectively, “Park’s Principal Subsidiaries”) to share in any above-average return on equity (net income divided by average equity) which Park and its subsidiaries on a consolidated basis may generate during a fiscal year. In the 2005 fiscal year, all officers of Park’s Principal Subsidiaries were eligible to participate in the incentive compensation plan.
     Above-average return on equity is defined as the amount by which the net income to average equity ratio of Park and its subsidiaries on a consolidated basis exceeds the median net income to average equity ratio of all U.S. bank holding companies of similar asset size ($3 billion to $10 billion). A formula determines the amount, if any, by which Park’s return on equity ratio exceeds the median return on equity ratio of these peer bank holding companies. Twenty percent (20%) of that amount on a before-tax equivalent basis is available for incentive compensation. If Park’s return on equity ratio is equal to or less than that of the peer group, no incentive compensation will be available with respect to that year. The Chief Executive Officer and the President of Park and Park National Bank have historically received a fixed percentage of the amount available for incentive compensation as determined by the Board of Directors and, more recently, the Compensation Committee. Mr. DeLawder and Mr. Trautman recommended to the Compensation Committee that, because of the modest increase in net income earned by Park for the 2005 fiscal year, their total cash compensation to be paid during the 2006 fiscal year remain unchanged, and that the ratio of base salary and incentive compensation to be paid during the 2006 fiscal year remain at 50/50. After reviewing the peer group information developed by SNL Securities, the Compensation Committee determined that Mr. Kozak’s total cash compensation to be paid during the 2006 fiscal year should be increased to $420,500. As a result, Mr. Kozak’s incentive compensation in respect of the 2005 fiscal year was $220,000. Mr. DeLawder’s incentive compensation and Mr. Trautman’s incentive compensation in respect of the 2005 fiscal year were $464,240 and $307,108, respectively.
     After deducting the incentive compensation paid to Messrs. DeLawder, Trautman and Kozak, the remaining amount available for incentive compensation pay was distributed to the officers of Park’s Principal Subsidiaries on the basis of their respective contributions to Park’s meeting its short-term and long-term financial goals during the 2005 fiscal year, which contributions were subjectively determined by the Chairman of the Board and Chief Executive Officer and the President and Secretary of Park and approved by Park’s Board of Directors, upon recommendation of the Compensation Committee. Recommendations of the presidents of Park’s Principal Subsidiaries were considered when determining incentive compensation amounts for officers (other than the internal audit staff) of those subsidiaries. The incentive compensation paid to the internal audit staff of Park’s Principal Subsidiaries is determined by the Audit Committee of Park’s Board of Directors. The payment of the incentive compensation amounts for the 2005 fiscal year was made during the first quarter of the 2006 fiscal year (in February of 2006).

Stock Options
     The Compensation Committee administers the 1995 Plan and the 2005 Plan, although no further ISOs may be granted under the 1995 Plan since its term expired on January 16, 2005. During the 2005 fiscal year, the Compensation Committee approved the grant of ISOs covering an aggregate of 228,150 common shares to 716 key employees of Park and Park’s subsidiaries. During the 2005 fiscal year, each of C. Daniel DeLawder, David L. Trautman and John W. Kozak was granted an ISO covering 900 common shares. In determining the number of common shares subject to their ISO grants, the Compensation Committee considered the contributions of Messrs. DeLawder, Trautman and Kozak to Park’s performance and the number of common shares which could be subject to each ISO while allowing it to qualify as such under the applicable provisions of the Internal Revenue Code.
     Each ISO has been granted with an exercise price equal to the fair market value of Park’s common shares on the date of grant and a vesting schedule determined by the Compensation Committee to allow the ISOs to qualify as such under Section 422 of the Internal Revenue Code.
Other Compensation
     Park’s officers and the officers and employees of Park’s Principal Subsidiaries are encouraged individually and collectively to maintain a significant long-term stock ownership position in Park. This has been fostered not only through the grant of ISOs under the 2005 Plan and the 1995 Plan, but also by the Park ESOP.
     The Park ESOP is an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Internal Revenue Code. Employee salary deferral contributions to the Park ESOP and employer matching contributions (which are established annually upon the recommendation of management of Park) to the Park ESOP are made in cash and then invested under the Park ESOP substantially in the form of Park common shares. For the 2005 fiscal year, the aggregate amount of employer matching contributions to the Park ESOP was $1,763,000 (50% of employee pre-tax salary deferral contributions, subject to the applicable statutory limitations). For the 2006 fiscal year, the employer matching contribution will continue to be 50% of employee pre-tax salary deferral contributions, subject to the applicable statutory limitations. Participants in the Park ESOP have the opportunity to instruct the trustee of the Park ESOP how to vote the Park common shares held for their benefit under the Park ESOP. Each of Messrs. DeLawder, Trautman and Kozak participates in the Park ESOP. Messrs. DeLawder, Trautman and Kozak each received employer matching contributions in the aggregate amount of $7,000 for the 2005 fiscal year, the maximum allowable under the applicable provisions of the Internal Revenue Code.
     Park’s executive officers participate in the Park National Corporation Defined Benefit Pension Plan on the same basis as all other eligible employees. Annual pension benefits are payable upon retirement based upon specified compensation and years of service classifications.
     Park adopted the Park National Corporation Supplemental Executive Retirement Plan or “SERP” in December 1996. The SERP currently benefits 31 current and former officers of Park and Park’s subsidiaries, including Messrs. DeLawder and Kozak. Mr. Trautman does not participate in the SERP. The SERP is a non-qualified benefit plan designed to restore benefits lost due to limitations under the Internal Revenue Code on the amount of compensation covered by and the benefits payable under a defined benefit plan such as the Park National Corporation Defined Benefit Pension Plan. Park has purchased life insurance contracts to fund the SERP. The SERP is designed to provide a monthly retirement benefit of approximately $10,500 and $500 for Messrs. DeLawder and Kozak, respectively. These additional benefits are not guaranteed and are dependent upon the earnings from the related life insurance contracts compared to the average yield on three-month Treasury bills. The SERP also provides a life insurance benefit for current or former officers of Park and Park’s subsidiaries participating in the SERP who die before age 86. The amount of this life insurance benefit will be equal to the present value of the stream of future benefits which would have been paid to the individual until age 86 but had not been paid at the time of the individual’s death.
     All of the executive officers of Park are eligible to participate in the employee benefit programs maintained by Park and Park National Bank, including medical, dental and disability insurance plans, on the same terms as all other employees of Park and Park National Bank. In addition, Messrs. DeLawder and Trautman are provided with automobiles owned by Park National Bank for their personal and professional use, the aggregate incremental cost of which is reported in the Summary Compensation Table.
Compensation of Chairman of the Board and Chief Executive Officer
     As discussed above, Mr. DeLawder’s cash compensation includes a base salary component and an incentive compensation component. His base salary and incentive compensation were determined by the Compensation Committee after reviewing independently generated peer group information of similarly sized bank holding companies developed by SNL Securities and considering the suggestion of management in respect of the aggregate amount of cash compensation to be paid during the 2005 fiscal year and the 2006 fiscal year. Accordingly, his base salary for the 2005 fiscal year was $464,240 and will remain at that level for the 2006 fiscal year. His incentive compensation in respect of the 2005 fiscal year was $464,240.
     During the 2005 fiscal year, the Compensation Committee granted Mr. DeLawder an ISO covering 900 common shares. As previously discussed, in determining the number of common shares subject to the ISO, the Compensation Committee considered Mr. DeLawder’s contribution to Park’s performance and the number of common shares which could be subject to the ISO while allowing it to qualify as such under the applicable provisions of the Internal Revenue Code.
     The Compensation Committee believes that the total value of Mr. DeLawder’s compensation is appropriate with respect to Park’s performance and the comparative data of compensation paid to chief executive officers of similarly sized bank holding companies.
Conclusion
     The Compensation Committee has reviewed all components of the compensation of Messrs. DeLawder, Trautman and Kozak, including base salary, incentive compensation, long-term equity compensation in the form of ISO grants, accumulated realized and unrealized ISO grants, the dollar value to the individual and cost to Park of the Park ESOP, the Defined Benefit Pension Plan, the SERP and all perquisites and other personal benefits and the projected payout obligations under scenarios involving a change in control or a termination of employment. Based on this review, the Compensation Committee concluded that each executive officer’s total compensation (and, in the case of change in control and termination of employment scenarios, the potential payouts) in the aggregate to be reasonable and not excessive. Furthermore, the Compensation Committee believes that the compensation paid to all executive officers is consistent with Park’s goals and objectives.
     Submitted by the Compensation Committee of the Board of Directors:
     J. Gilbert Reese (Chair)                 John J. O’Neill                 Leon Zazworsky
COMPENSATION OF EXECUTIVE OFFICERS
Summary of Cash and Other Compensation
     The following table shows, for the last three fiscal years, the cash compensation paid by Park and Park’s subsidiaries, as well as other compensation paid or accrued for those years, to or for the account of each individual who served as an executive officer of Park during the 2005 fiscal year. Dollar amounts have been rounded down to the nearest whole dollar.
SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
				Awards
				Common Shares
		Annual Compensation		Underlying		All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Options (#)		Compensation ($)

C. Daniel DeLawder Chairman of the Board and Chief	2005	$464,240	$464,240	900	(3)	$12,668	(4)
Executive Officer of Park and	2004	$318,750	$464,240	928	(5)	$19,107
Park National Bank (2)	2003	$318,750	$609,730	0		$10,477

David L. Trautman President and Secretary of Park	2005	$307,108	$307,108	900	(3)	$9,125	(4)
and President of Park National	2004	$210,577	$307,108	909	(5)	$9,332
Bank (6)	2003	$210,577	$401,716	0		$7,627

John W. Kozak Chief Financial Officer of Park and Senior Vice President	2005	$200,500	$220,000	900	(3)	$7,715	(4)
and Chief Financial Officer	2004	$152,500	$200,500	912	(5)	$7,055
of Park National Bank	2003	$139,423	$223,000	564	(5)	$6,445

(1)	All amounts reported were earned under Park’s incentive compensation plan in respect of the fiscal year for which reported.

(2)	Mr. DeLawder was elected Chairman of the Board of Directors of each of Park and Park National Bank effective January 1, 2005. Mr. DeLawder has served as Chief Executive Officer since 1999. Mr. DeLawder served as President of each of Park and Park National Bank from 1994 until December 31, 2004.

(3)	These numbers represent ISOs granted under the 2005 Plan. See table under “Grants of Options” for more detailed information about these ISOs.

(4)	“All Other Compensation” for 2005 for Messrs. DeLawder, Trautman and Kozak includes (a) the amounts of $2,734, $738 and $694, respectively, representing the amount of the premium deemed to have been paid on behalf of each executive officer under the split-dollar life insurance policy maintained on his behalf by Park National Bank, under which his beneficiary will receive proceeds of approximately two times the executive officer’s highest annual total compensation during his employment with Park National Bank; (b) the amount of $7,000 representing the contribution to the Park ESOP on each of their behalf to match 2005 pre-tax elective deferral contributions in the amount of $14,000 (included under “Salary”) made by each executive officer under the Park ESOP; and (c) the amounts of $1,843, $0 and $21, respectively, representing the amount of the premium deemed to have been paid on behalf of each executive officer who participated in the SERP under the life insurance contract which funds that executive officer’s account under the SERP. “All Other Compensation” for 2005 for Messrs. DeLawder and Trautman also includes the amounts of $1,091 and $1,387, respectively, representing the aggregate incremental cost to Park National Bank of the automobiles which Park National Bank provides to them for their personal and professional use.

(5)	These numbers represent ISOs granted under the 1995 Plan and reflect the 5% share dividend distributed by Park on December 15, 2004. See table under “Option Exercises and Holdings” for more information about these ISOs.

(6)	Mr. Trautman was elected President of each of Park and Park National Bank effective January 1, 2005. Mr. Trautman has served as Secretary of Park since July 22, 2002. Mr. Trautman served as Executive Vice President of Park National Bank from February 1, 2002 until December 31, 2004.
Grants of Options
     The following table summarizes information concerning the ISOs granted during the 2005 fiscal year to each of the individuals named in the Summary Compensation Table. All of these grants were made under the 2005 Plan. Park has never granted stock appreciation rights.
OPTION GRANTS IN LAST FISCAL YEAR

	Number of		% of Total
	Common Shares		Options
	Underlying		Granted to	Exercise
	Options		Employees in	Price	Expiration	Grant Date
Name	Granted (#)		Fiscal Year	($/Share)	Date	Present Value ($)(1)

C. Daniel DeLawder	900	(2)(3)	0.4%	$107.85	6/21/2010	$14,526

David L. Trautman	900	(2)(3)	0.4%	$107.85	6/21/2010	$14,526

John W. Kozak	900	(2)(3)	0.4%	$107.85	6/21/2010	$14,526

(1)	The grant date present value of the ISOs was estimated using a Black-Scholes option pricing model with the following assumptions: (a) a risk-free interest rate of 3.77%; (b) a dividend yield of 3.00%; (c) a volatility factor of the expected market price of Park’s common shares of 0.198%; and (d) an expected option life of 4.0 years.

(2)	If an optionee’s employment is terminated due to his retirement on or after age 62, his ISOs may thereafter be exercised in full for a period of three months, subject to the stated term of the ISOs. If an optionee’s employment terminates due to his death or long-term disability, his ISOs may thereafter be exercised in full for a period of one year, subject to the stated term of the ISOs. If an optionee’s employment is terminated for any other reason, his ISOs are forfeited. Upon the occurrence of a defined “change in control” of Park, all outstanding ISOs (whether or not then exercisable) will become fully vested and exercisable as of the date of the change in control. At the time of exercise of an ISO (other than an exercise following death, disability or retirement at or after age 62), the optionee must enter into an agreement with Park providing that the common shares acquired upon exercise may not be sold or otherwise disposed of to any person other than Park for a period of five years after the exercise date. If an optionee who exercised an ISO subsequently leaves the employment of Park and Park’s subsidiaries by reason of death, disability or retirement after age 62, these restrictions cease to apply.

(3)	This ISO was granted on June 21, 2005 and was fully exercisable as of the date of grant.
Option Exercises and Holdings
     The following table summarizes information concerning ISOs exercised during, and unexercised ISOs held as of the end of, the 2005 fiscal year by each of the individuals named in the Summary Compensation Table. Dollar amounts have been rounded down to the nearest whole dollar.
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Common Shares		Value of Unexercised
	Number of		Underlying Unexercised		In-the-Money
	Common Shares		Options at		Options at Fiscal
	Underlying Options	Value	Fiscal Year End (#)(1)		Year End($)(2)
Name	Exercised (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

C. Daniel DeLawder	533	$4,562	5,407	—	$67,458	—

David L. Trautman	1,618	$32,339	4,802	—	$54,885	—

John W. Kozak	1,789	$32,030	4,671	—	$41,035	—

(1)	These numbers represent ISOs granted under the 2005 Plan and the 1995 Plan. See the table under “Grants of Options” for more detailed information about the ISOs granted under the 2005 Plan. If an optionee’s employment is terminated due to his retirement on or after age 62, his 1995 Plan ISOs may thereafter be exercised in full for a period of three months, subject to the stated term of the ISOs. If an optionee’s employment terminates due to his death or long-term disability, his 1995 Plan ISOs may thereafter be exercised in full for a period of one year, subject to the stated term of the ISOs. If an optionee’s employment is terminated for any other reason, his 1995 Plan ISOs are forfeited. Upon the occurrence of a defined “change in control” of Park, all outstanding 1995 Plan ISOs (whether or not then exercisable) will become fully vested and exercisable as of the date of change in control. At the time of exercise of a 1995 Plan ISO (other than an exercise following death, disability or retirement at or after age 62), the optionee must enter into an agreement with Park providing that the common shares acquired upon exercise may not be sold or otherwise disposed of to any person other than Park for a period of five years after the exercise date.

(2)	The “Value of Unexercised In-the-Money Options at Fiscal Year-End” is based upon the fair market value of the common shares on December 30, 2005, the last trading day of the 2005 fiscal year

($102,64), less the exercise price of each individual’s in-the-money options at the end of the 2005 fiscal year, and has been rounded to the nearest whole dollar.
Equity Compensation Plan Information
     Park has three compensation plans (excluding plans assumed by Park in mergers) under which common shares of Park are authorized for issuance to directors, officers or employees of Park and Park’s subsidiaries in exchange for consideration in the form of goods or services – the 1995 Plan, the 2005 Plan and the Directors’ Stock Plan. The 1995 Plan (and amendments thereto), the 2005 Plan and the Directors’ Stock Plan have been approved by Park’s shareholders.
     The following table shows the number of common shares issuable upon exercise of ISOs granted under the 1995 Plan and the 2005 Plan outstanding at December 31, 2005, the weighted-average exercise price of those ISOs and the number of common shares remaining available for future issuance under the 2005 Plan and the Directors’ Stock Plan at December 31, 2005, excluding common shares issuable upon exercise of outstanding ISOs granted under the 2005 Plan. No further ISOs may be granted under the 1995 Plan. The table does not include common shares subject to outstanding options granted under equity compensation plans assumed by Park in mergers. Footnote (2) to the table sets forth the total number of common shares issuable upon exercise of options granted under plans assumed in mergers and outstanding at December 31, 2005, and the weighted-average exercise price of those options. Park cannot grant additional options under the assumed plans.

Number of common
shares remaining
available for
	Number of common		future issuance
	shares to be issued	Weighted-average	under equity
	upon exercise of	exercise price of	compensation plans
	outstanding	outstanding	(excluding common
	options, warrants	options, warrants	shares reflected in
	and rights	and rights	column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by shareholders	799,566	$99.70	1,377,102 (1)

Equity compensation plans not approved by shareholders	(2)	(2)	(2)

Total	799,566	$99.70	1,377,102 (1)

(1)	Includes 1,289,162 common shares remaining available for future issuance under the 2005 Plan and 87,940 common shares remaining available for future issuance under the Directors’ Stock Plan.

(2)	The table does not include information for equity compensation plans assumed by Park in mergers. A total of 18,616 common shares were issuable upon exercise of options granted under plans assumed in mergers and outstanding at December 31, 2005, including 17,932 common shares issuable upon exercise of options granted under plans assumed by Park in the merger with Security effective March 23, 2001 and 684 common shares issuable upon exercise of options granted under plans assumed by Park in the merger with First-Knox Banc Corp. effective May 5, 1997. The weighted-average exercise price of all options granted under plans assumed in mergers and outstanding at December 31, 2005, was $103.11. Park cannot grant additional options under these assumed plans.
Pension Plan and Supplemental Retirement Benefits
     Pension Plan
     The following table shows the estimated annual pension benefits (rounded to the nearest $100) payable to a covered participant upon normal retirement after January 1, 2006 under the Park National Corporation Defined Benefit Pension Plan (the “Park pension plan”). The Park pension plan covers employees of Park’s Principal Subsidiaries who have attained age 21 and completed one year of credited service. Benefits from the Park pension plan are payable in monthly installments for the life of the participant with 120 monthly payments guaranteed. Normal retirement is the earlier of the attainment of age 70 1/2 or the attainment of age 65 and the completion of five years of credited service.
PENSION PLAN TABLE
Estimated Annual Pension Benefits (rounded to nearest $100)(1)
Based on Years of Credited Service Indicated

Annualized
Average Monthly	Years of Credited Service
Compensation	10	15	20	25	30	35 or more

$ 100,000	$11,600	$17,400	$23,200	$29,000	$31,500	$36,800
125,000	14,500	21,800	29,000	36,300	41,200	48,100
150,000	17,400	26,100	34,800	43,500	50,800	59,300
175,000	20,300	30,500	40,600	50,800	60,500	70,600
200,000 and up	23,000	34,500	46,000	57,500	69,000	80,500

(1)	Applicable provisions of the Internal Revenue Code currently limit the amount of annual compensation used to determine plan benefits under a defined benefit pension plan, such as the Park pension plan, and the amount of plan benefits payable annually under such a plan. Total compensation in excess of the limit will not be taken into account for benefit calculation purposes. Similarly, years of credited service in excess of 35 years will not be taken into account for benefit calculation purposes. The Park pension plan is operated in compliance with these provisions.
     The “annualized average monthly compensation” shown above is the annual equivalent of an average of monthly rates of total compensation (salary and bonus, including elective deferral contributions). The benefits shown above are based on the sum of the highest five consecutive and complete annual total compensation during the ten years preceding retirement, divided by sixty. The benefits shown in the table will not be reduced by Social Security or other amounts received by a participant. A participant will be fully vested in the participant’s benefits under the Park pension plan upon the completion of five years of credited service.
     The table shown above does not take into account certain additional minimum benefits. Specifically, the employees of certain of Park’s bank subsidiaries participated in pension plans maintained for their benefit prior to the bank’s being acquired by Park and the merger of the bank’s pension plan into the Park pension plan. Benefits provided by the Park pension plan cannot be less than the sum of the benefit provided under the merged pension plan and the benefit earned under the Park pension plan based on years of credited service since the date of merger of the two plans.
      The average of the maximum annual total compensation which may be used in determining plan benefits under qualified defined benefit pension plans, such as the Park pension plan, for the past five years is $197,000. The projected “annualized average monthly compensation” as of January 1, 2006 for each of the current executive officers of Park (C. Daniel DeLawder, David L. Trautman and John W. Kozak) exceeded this average of $197,000. Accordingly, the table shown above reflects estimated pension benefits based upon the maximum annualized average monthly compensation which may be taken into account for benefit calculation purposes. Messrs. DeLawder, Trautman and Kozak had approximately 35, 22 and 15 years of credited service, respectively, under the Park pension plan as of October 1, 2005. Mr. Kozak also has 11 years of credited service with a Park subsidiary bank and will receive a benefit equal to the sum of the benefit provided under the merged pension plan of the subsidiary bank and the benefit earned under the Park pension plan based on years of credited service since the date of merger of the two plans. This benefit will approximate the benefit Mr. Kozak would receive if he had been employed by Park for his entire service time.
     Under the applicable provisions of the Internal Revenue Code, the 2006 monthly rate of total compensation used to determine benefits is limited to $18,333.33 per month, which is the equivalent of an annual total compensation of $220,000. If $220,000 were used as the maximum annualized average monthly compensation which may be taken into account for benefit calculation purposes, the following table shows the estimated annual pension benefits which would be payable to a covered participant upon normal retirement after January 1, 2006 under the Park pension plan:

Annualized
Average Monthly	Years of Credited Service
Compensation	10	15	20	25	30	35 or more

$ 200,000	$23,400	$35,100	$46,700	$58,400	$70,100	$81,800
220,000 and up	25,900	38,900	51,900	64,900	77,800	90,800
     When Harry O. Egger retired as an employee of Security National Bank on March 31, 2003, his “annualized average monthly compensation” was $486,500. Mr. Egger had 26 years of credited service when the pension plan which had been maintained by Security was merged into the Park pension plan on June 30, 2001. As contemplated by the Security Merger Agreement, Mr. Egger was credited with 26 years of service for purposes of eligibility and vesting (but not for benefit accrual purposes) under the Park pension plan and as of the date of his retirement, had 28 years of credited service for purposes of eligibility and vesting and 1.5 years of credited service for benefit accrual purposes under the Park pension plan. Since his retirement, Mr. Egger has received and will continue to receive a monthly pension benefit of $6,318.86.
     William T. McConnell and William A. Phillips no longer participate in the Park pension plan. In 1998, each received a lump sum distribution in respect of the benefits payable to him in accordance with the terms of the Park pension plan, after reaching age 65.
     SERP
     Park adopted the SERP in December 1996. The SERP currently benefits 31 current and former officers of Park and its subsidiaries, including C. Daniel DeLawder, John W. Kozak and William T. McConnell. Harry O. Egger, who was formerly employed by Security National Bank, has not participated in the SERP but has been provided with supplemental retirement benefits under the terms of his employment agreement with Security National Bank. David L. Trautman and William A. Phillips do not participate in the SERP.
      The SERP is a non-qualified benefit plan designed to restore benefits lost due to limitations under the Internal Revenue Code on the amount of compensation covered by and the benefits payable under a defined benefit plan. Park has purchased life insurance contracts to fund the SERP. The SERP is designed to provide a monthly retirement benefit of approximately $10,500, $500 and $5,000 for Messrs. DeLawder, Kozak and McConnell, respectively. These additional benefits are not guaranteed and are dependent upon the earnings from the related life insurance contracts compared to the average yield on three-month Treasury bills. The SERP also provides a life insurance benefit for current or former officers of Park and Park’s subsidiaries participating in the SERP who die before age 86. The amount of this life insurance benefit will be equal to the present value of the stream of future benefits which would have been paid to the individual until age 86 but had not been paid at the time of the individual’s death.
     Other Supplemental Retirement Benefits
     Until his retirement on March 31, 2003, Harry O. Egger was party to an employment agreement with Security National Bank. Under the terms of the employment agreement, Mr. Egger receives an annual supplemental retirement benefit in the amount of $153,320, which he will be paid for the remainder of his life.
Split-Dollar Insurance Policies
     Park National Bank maintains split-dollar life insurance policies on behalf of C. Daniel DeLawder, David L. Trautman and John W. Kozak, in their respective capacities as executive officers. Park National Bank will receive proceeds under each policy in an amount equal to the premiums paid up to the date of death plus earnings accrued in respect of the policy since the inception of the policy. Each of Messrs. DeLawder, Trautman and Kozak has the right to designate the beneficiary to whom his share of the proceeds under the policy (approximately two times his highest annual total compensation during his employment with Park National Bank) is to be paid. Each policy remains in effect following the covered individual’s retirement as long as the covered individual is fully vested in the Park pension plan, has reached age 62, has not been employed by another financial services firm and was not terminated for cause. If Mr. DeLawder’s share of the proceeds under his policy were computed as of December 31, 2005, his share would have been $1,856,960. If Mr. Trautman’s share of the proceeds under his policy were computed as of December 31, 2005, his share would have been $1,228,432. If Mr. Kozak’s share of the proceeds under his policy were computed as of December 31, 2005, his share would have been $715,851.
Executive Officer Perquisites
     Park National Bank provides automobiles to C. Daniel DeLawder and David L. Trautman for their personal and professional use. The aggregate incremental cost to Park National Bank of this perquisite is included in the “All Other Compensation” column of the Summary Compensation Table. The aggregate incremental cost to Park National Bank of perquisites and other personal benefits paid to each of the individuals named in the Summary Compensation Table for each of the three years presented did not exceed $5,000.

Other Executive Compensation
     C. Daniel DeLawder, David L. Trautman and John W. Kozak participate in the Park ESOP on the same basis as all other eligible employees. Employees of Park and Park’s Principal Subsidiaries who have attained age 18 and completed one year of credited service are eligible to participate in the Park ESOP. Employee salary deferral contributions to the Park ESOP and employer matching contributions (which are established annually upon the recommendation of management of Park) to the Park ESOP are made in cash and then invested under the Park ESOP substantially in the form of Park common shares. For the 2005 fiscal year, the employer matching contribution was 50% of employee pre-tax salary deferral contributions, subject to the applicable statutory limitations. The employer matching contribution made on behalf of each executive officer is included in the “All Other Compensation” column of the Summary Compensation Table. For the 2006 fiscal year, the employer matching contribution will continue to be 50% of employee pre-tax salary deferral contributions, subject to the applicable statutory limitations.
     C. Daniel DeLawder, David L. Trautman and John W. Kozak are also eligible to participate in the employee benefit programs maintained by Park and Park National Bank, including medical, dental and disability insurance plans, on the same terms as all other employees.
TRANSACTIONS INVOLVING MANAGEMENT
     J. Gilbert Reese, a director of Park, is senior partner in the law firm of Reese, Pyle, Drake & Meyer, P.L.L. which rendered legal services to Park National Bank during the 2005 fiscal year and continues to do so.
     On January 1, 2005, James J. Cullers, a director of Park, retired as Of Counsel to the law firm of Zelkowitz, Barry & Cullers. That firm rendered legal services to First-Knox National Bank during the 2005 fiscal year and continues to do so.
     During the 2005 fiscal year, executive officers and directors of Park, members of their immediate families and corporations or organizations as to which directors of Park serve as executive officers or beneficially own more than 10% of the equity interest, were involved in banking transactions with one or more of Park’s bank subsidiaries in the ordinary course of their respective businesses and in compliance with applicable federal and state laws and regulations. It is expected that similar banking transactions will be entered into in the future. Payments from Park’s bank subsidiaries to such persons in connection with the deposit of funds or those bank subsidiaries’ acting in an agency capacity have been made on substantially the same terms as those prevailing at the time for comparable transactions with persons not affiliated with Park or its subsidiaries. Loans to these persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with persons not affiliated with Park or its subsidiaries. These loans have been subject to and are presently subject to no more than a normal risk of uncollectibility and present no other unfavorable features. At December 31, 2005, the aggregate amount of loans to the fourteen individuals then serving as directors and executive officers of Park and their respective associates as a group was approximately $65,782,000. In addition, at December 31, 2005, loans to the individuals then serving as directors and executive officers of Park’s subsidiaries, who were not also directors or executive officers of Park, totaled approximately $64,334,000. As of the date of this proxy statement, all of the loans described in this paragraph were performing in accordance with their original terms.

     In January of 2005, Park purchased shares of Patriot Bank, a state-chartered bank located in Houston, Texas associated with Michael J. Menzer, a director of Park. Mr. Menzer is a director and the controlling shareholder of Patriot Bank. Park invested $100,000 in its purchase of shares of Patriot Bank.
PERFORMANCE GRAPH
     The following line graph compares the monthly percentage change in the cumulative total shareholder return on the Park common shares with an index for the AMEX Stock Market (US Companies) comprised of all domestic common shares traded on AMEX and an index for Nasdaq Bank Stocks comprised of all depository institutions (SIC Code #6020-6029) and holding and other investment companies (SIC Code # 6710-6719) that are traded on The NASDAQ National Market and The NASDAQ SmallCap Market (“Nasdaq Bank Stocks”), for the five-year period from December 29, 2000 (the last trading day for the 2000 fiscal year) to December 30, 2005 (the last trading day for the 2005 fiscal year). The “Nasdaq Bank Stocks” index is comprised of stocks of banks and other depository institutions and their holding companies, a number of which Park considers to be within its peer group. The “AMEX Financial Stocks” index includes the stocks of banks, thrifts, finance companies and securities broker-dealers. Park believes that the Nasdaq Bank Stocks index is, therefore, the most appropriate industry index available to compare to the cumulative total return on the Park common shares. However, since the Park common shares are traded on AMEX, Park is using the AMEX Stock Market (US Companies) index as the broad equity market index for comparative purposes.
[Remainder of page intentionally left blank; performance graph is located on following page.]

Comparison of Five-Year Cumulative Total Returns
Performance Graph for
PARK NATIONAL CORP

Produced on 02/03/2006 including data to 12/30/2005

$180
$170
$160
$150
$140
$130
$120
$110
$100
$90
$80
$70
12/29/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/30/2005
159.4
140.8
128.8

Legend

Symbol	CRSP Total Returns Index for:	12/2000	12/2001	12/2002	12/2003	12/2004	12/2005
——— ■	PARK NATIONAL CORP	100.0	106.9	117.5	138.9	179.8	140.8
— — — ★	AMEX Stock Market (US Companies)	100.0	93.1	76.1	103.0	119.0	128.8
- - - - ▲	Nasdaq Bank Stocks SIC 6020-6029, 6710-6719 US & Foreign	100.0	108.3	110.8	142.6	163.2	159.4

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/29/2000.

PROPOSAL NUMBER 2:
ADOPTION OF AMENDMENTS TO SECTION 1.04 OF PARK’S REGULATIONS TO
(A) REQUIRE THAT SHAREHOLDERS BE GIVEN WRITTEN NOTICE AT LEAST TEN DAYS
IN ADVANCE OF ALL SHAREHOLDER MEETINGS AND
(B) PERMIT ELECTRONIC NOTICES OF SHAREHOLDER MEETINGS
Proposal
     Under Section 1.04 of Park’s Regulations as presently in effect, written notice of a Park shareholder meeting is to be given to the shareholders not less than seven nor more than 60 days before the date of the meeting. Applicable AMEX Rules require that an AMEX listed company give shareholders written notice at least ten days in advance of each shareholder meeting, and provide for such notice in its governing documents. Effective May 16, 2002, the Ohio General Corporation Law was amended to expand the methods by which shareholders may be given notice of a meeting. Ohio law permits notice of a meeting to be given either by personal delivery or by mail, overnight delivery service or any other means of communication authorized by the shareholder receiving the notice. The proposed amendments to Section 1.04 of Park’s Regulations would clarify that shareholders of Park must be given written notice at least ten days in advance of all shareholder meetings and that electronic notices of shareholder meetings are permitted.
     Park’s Board of Directors has unanimously approved, and recommends that shareholders adopt, amendments to Section 1.04 of Park’s Regulations to (a) require that shareholders be given written notice at least ten days in advance of all shareholder meetings and (b) permit electronic notices of shareholder meetings. The text of Section 1.04, as amended, would read as follows:
               Section 1.04. Notice of Meetings.
(A)	Written notice stating the time, place and purposes of a meeting of the shareholders shall be given either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the shareholder to whom the notice is given, not less than ten nor more than 60 days before the date of the meeting (i) to every shareholder of record entitled to notice of the meeting (ii) by or at the direction of the president, the secretary, or another officer expressly authorized by action of the directors to give such notice. If mailed or sent by overnight delivery service, such notice shall be addressed to the shareholder at such shareholder’s address as it appears on the records of the corporation. If sent by another means of communication authorized by the shareholder, the notice shall be sent to the address furnished by the shareholder for those transmissions. Notice of adjournment of a meeting need not be given if the time and place to which it is adjourned are fixed and announced at such meeting. In the event of a transfer of shares after the record date for determining the shareholders who are entitled to receive notice of a meeting of shareholders, it shall not be necessary to give notice to the transferee. Nothing herein contained shall prevent the setting of a record date in the manner provided by law, the Articles or the Regulations for the determination of shareholders who are entitled to receive notice of or to vote at any meeting of shareholders or for any purpose required or permitted by law.

(B)	Upon request in writing delivered either in person or by registered mail to the president or the secretary, specifying the purpose or the purposes for which the persons properly making such request have called a meeting of shareholders, that officer shall forthwith cause to be given to the shareholders entitled thereto notice of a meeting to be held on a date not less than ten nor more than 60 days after the receipt of such request, as the officer may fix. If the notice is not given within 15 days after the receipt of such request by the president or the secretary, then the persons properly calling the meeting may fix the time of the meeting and give notice thereof in accordance with Section 1.04(A), or cause the notice to be so given by any designated representative.
Recommendation and Vote
     The affirmative vote of the holders of common shares entitling them to exercise not less than two-thirds of the voting power of Park is required to adopt the proposed amendments to Section 1.04 of Park’s Regulations. The effect of an abstention or a broker non-vote is the same as a vote “AGAINST” the proposal. If adopted by the shareholders, the proposed amendments to Section 1.04 of the Regulations will become effective immediately without any additional action.
     Common shares represented by properly executed and returned proxy cards will be voted as specified or, if no instructions are given, except in the case of broker non-votes, “FOR” the adoption of the proposed amendments to Section 1.04 of Park’s Regulations.
     Your Board of Directors recommends a vote “FOR” the adoption of the proposed amendments to Section 1.04 of Park’s Regulations.
PROPOSAL NUMBER 3:
ADOPTION OF AMENDMENT TO SECTION 1.11 OF
PARK’S REGULATIONS TO PERMIT ELECTRONIC VOTING
OF SHAREHOLDER PROXIES
Proposal
     Section 1.11 of Park’s Regulations presently allows a shareholder to vote by proxy, if the proxy appointment is in writing and signed by the shareholder. Effective September 13, 1999, the Ohio General Corporation Law was amended to expand the methods a shareholder can use to appoint a proxy. Ohio law permits a shareholder to appoint a proxy by any verifiable communication authorized by the person appointing the proxy. Any transmission that creates a record capable of authentication that appears to have been transmitted by the person appointing a proxy is permitted, and would include electronic mail, telephone or other electronic media, as well as traditional written proxies. Park’s Regulations currently do not expressly provide for shareholder appointment of a proxy by electronic mail, telephone or other electronic media. The proposed amendment to Section 1.11 of Park’s Regulations would clarify and confirm that shareholders are expressly authorized to utilize the more modern forms of proxy appointment permitted by Ohio law.

     Park’s Board of Directors has unanimously approved, and recommends that shareholders adopt, an amendment to Section 1.11 of Park’s Regulations to permit a shareholder to use electronic mail, telephone and other methods to appoint a proxy. The proposed amendment would expressly provide that a shareholder could appoint a proxy by a writing signed by the shareholder or a verifiable communication authorized by the shareholder. The text of Section 1.11, as amended, would read as follows:
          Section 1.11. Proxies
     At meetings of the shareholders, any shareholder entitled to vote thereat may be represented and may vote by a proxy or proxies appointed by a writing signed, or a verifiable communication authorized, by such shareholder, but such writing or verifiable communication must be filed with the secretary of the meeting before such proxy shall be allowed to vote thereunder.
Recommendation and Vote
     The affirmative vote of the holders of common shares entitling them to exercise not less than two-thirds of the voting power of Park is required to adopt the proposed amendment to Section 1.11 of Park’s Regulations. The effect of an abstention or a broker non-vote is the same as a vote “AGAINST” the proposal. If adopted by the shareholders, the proposed amendment to Section 1.11 of the Regulations will become effective immediately without any additional action.
     Common shares represented by properly executed and returned proxy cards will be voted as specified or, if no instructions are given, except in the case of broker non-votes, “FOR” the adoption of the proposed amendment to Section 1.11 of Park’s Regulations.
     Your Board of Directors recommends a vote “FOR” the adoption of the proposed amendment to Section 1.11 of Park’s Regulations.
AUDIT COMMITTEE MATTERS
Report of the Audit Committee for the Fiscal Year Ended December 31, 2005
Role of the Audit Committee, Independent Registered Public Accounting Firm and Management
     The Audit Committee consists of four directors who qualify as independent under applicable AMEX Rules and SEC Rule 10A-3. The Audit Committee operates under a written charter adopted by Park’s Board of Directors, a copy of which is attached as Annex A to this Proxy Statement. Under its charter, the Audit Committee is responsible for assisting the Board of Directors in the oversight of the accounting and financial reporting processes of Park and Park’s subsidiaries. In particular, the Audit Committee assists the Board of Directors in overseeing (i) the integrity of Park’s consolidated financial statements and the effectiveness of Park’s internal control over financial reporting; (ii) the legal compliance and ethics programs established by Park’s management and the Board of Directors; (iii) the qualifications and independence of Park’s independent registered public accounting firm; (iv) the performance of Park’s internal auditors and independent registered public accounting firm; and (v) the annual independent audit of Park’s consolidated financial statements. The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm employed by Park. Ernst & Young LLP (“E&Y”) served as the independent registered public accounting firm for Park for the 2005 fiscal year.
     During the 2005 fiscal year, the Audit Committee met nine times, and the Audit Committee discussed the interim financial and other information contained in each quarterly earnings announcement and periodic filings with the SEC with Park’s management and E&Y prior to public release.
     Park’s management has the responsibility for the preparation, presentation and integrity of Park’s consolidated financial statements, for the appropriateness of the accounting principles and reporting policies that are used by Park and Park’s subsidiaries and for the accounting and financial reporting processes, including the establishment and maintenance of adequate systems of disclosure controls and procedures and internal control over financial reporting. Management also has the responsibility for the preparation of their report on the establishment and maintenance of, and assessment of the effectiveness of, Park’s internal control over financial reporting. E&Y is responsible for performing an audit of Park’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing E&Y’s report on the consolidated financial statements based on such audit, for issuing an attestation report on management’s assessment of the effectiveness of Park’s internal control over financial reporting, and for reviewing Park’s unaudited interim financial statements. The Audit Committee’s responsibility is to provide independent, objective oversight of these processes.
     In discharging its oversight responsibilities, the Audit Committee met with Park’s management, E&Y and Park’s internal auditors throughout the year. The Audit Committee often met with each of these groups in executive session. Throughout the year, the Audit Committee had full access to management, E&Y and Park’s internal auditors. The Audit Committee discussed with the internal auditors and E&Y, before each audit began, the overall scope and plans for their respective audits. The Audit Committee also discussed with management, the internal auditors and E&Y the adequacy and effectiveness of Park’s systems of disclosure controls and procedures and internal control over financial reporting and related accounting and financial controls, including Park’s systems to monitor and manage business risk, and legal and ethical compliance programs. The Audit Committee met separately with the internal auditors and E&Y, with and without management present, to discuss the results of their respective examinations. The Audit Committee also reviewed management’s assessment of the effectiveness of Park’s internal control over financial reporting and E&Y’s attestation report on management’s assessment, and discussed with management and E&Y the bases for the conclusions expressed in their respective reports. In addition, the Audit Committee discussed and reviewed with E&Y all communications required by the standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified, and by SEC Rules, as well as significant current accounting developments and issues.
     The Audit Committee has received from E&Y the written disclosures and a letter describing all relationships between E&Y and Park and Park’s subsidiaries that might bear on E&Y’s independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified. The Audit Committee has discussed with E&Y any relationships with or services to Park or Park’s subsidiaries that may impact E&Y’s independence and objectivity, including the non-audit services rendered by E&Y, and the Audit Committee has satisfied itself as to E&Y’s independence.
     Management’s Representations and Audit Committee Recommendations
     Park’s management and E&Y have represented to the Audit Committee that Park’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2005, were prepared in accordance with accounting principles generally accepted in the United States of America, and fairly present in all material respects the consolidated financial condition, results of operations and cash flows of Park and its subsidiaries. The Audit Committee has reviewed and discussed those audited consolidated financial statements with management and E&Y.
     Based on the Audit Committee’s discussions with Park’s management and E&Y and the Audit Committee’s review of the report of E&Y to the Audit Committee, the Audit Committee recommended to the Board of Directors that Park’s audited consolidated financial statements be included in Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.
     Submitted by the Audit Committee of Park’s Board of Directors:

Maureen Buchwald (Chair)	Michael J. Menzer
F. William Englefield IV	Leon Zazworsky
Pre-Approval of Services Performed by Independent Registered Public Accounting Firm
     Under applicable SEC Rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm employed by Park in order to ensure that those services do not impair that firm’s independence from Park. The SEC Rules specify the types of non-audit services that an independent registered public accounting firm may not provide to its client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.
     Consistent with the SEC Rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by Park’s independent registered public accounting firm to Park or any of Park’s subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.
     All requests or applications for services to be provided by the independent registered public accounting firm must be submitted to the Audit Committee by both the independent registered public accounting firm and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with SEC Rules governing the independence of the independent registered public accounting firm.
Fees of Independent Registered Public Accounting Firm
     On April 5, 2005, the Audit Committee appointed the firm of E&Y to serve as the registered public accounting firm for Park for the 2005 fiscal year. Fees billed for services rendered by E&Y for each of the 2005 fiscal year and the 2004 fiscal year were as follows:
     Audit Fees
     The aggregate audit fees billed by E&Y for the 2005 fiscal year and the 2004 fiscal year were $495,000 and $262,500, respectively. These amounts include fees for professional services rendered by E&Y in connection with the audit of Park’s annual consolidated financial statements and reviews of the consolidated financial statements included in Park’s Quarterly Reports on Form 10-Q. For the 2005 fiscal year, audit fees include $225,000 for internal control reviews and attest services. For the 2004 fiscal year, audit fees include $100,000 for internal control reviews and attest services and $2,500 for the consent rendered by E&Y in connection with the registration statement for the Directors’ Stock Plan.
     Audit-Related Fees
     The aggregate audit-related fees billed by E&Y for each of the 2005 fiscal year and the 2004 fiscal year were $20,000 and $15,000, respectively. The fees under this category relate to the audits of the Park pension plan and the Park ESOP.
     Tax Fees
     E&Y did not bill any tax fees for the 2005 fiscal year or the 2004 fiscal year.
     All Other Fees
     During the 2005 fiscal year and the 2004 fiscal year, E&Y did not render any services other than those described above under “Audit Fees” and “Audit-Related Fees.”
     All of the services rendered by E&Y to Park and Park’s subsidiaries for each of the 2005 fiscal year and the 2004 fiscal year had been pre-approved by the Audit Committee.
     APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     As of the date of this proxy statement, the Audit Committee has not yet appointed the independent registered public accounting firm for the 2006 fiscal year which will be responsible for performing the audit of Park’s consolidated financial statements and issuing their report thereon, for issuing an attestation report on management’s assessment of the effectiveness of Park’s internal control over financial reporting and for reviewing Park’s unaudited interim financial statements. The Audit Committee is in the process of reviewing proposals from E&Y and other independent registered public accounting firms. The Audit Committee will appoint an independent registered public accounting firm for the 2006 fiscal year as promptly as practicable after completing the review of the proposals it receives.
     As previously noted, on April 5, 2005, the Audit Committee appointed E&Y to serve as Park’s independent registered public accounting firm for the 2005 fiscal year. E&Y has served as Park’s independent auditors/independent registered public accounting firm since July 1994. Representatives of E&Y are expected to be present at the Annual Meeting, will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
     SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
     Proposals by shareholders intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Secretary of Park no later than November 14, 2006, to be eligible for inclusion in Park’s proxy, notice of meeting and proxy statement relating to the 2007 Annual Meeting. Upon receipt of a shareholder proposal, Park will determine whether or not to include the proposal in the proxy materials in accordance with applicable SEC Rules.
     The SEC has promulgated rules relating to the exercise of discretionary voting authority under proxies solicited by the Board of Directors. If a shareholder intends to present a proposal at the 2007 Annual

Meeting of Shareholders and does not notify the Secretary of Park of the proposal by January 28, 2007, the proxies solicited by the Board of Directors for use at the 2007 Annual Meeting may be voted on the proposal should it then be raised, without any discussion of the proposal in Park’s proxy statement for the 2007 Annual Meeting.
     In each case, written notice must be given to Park’s Secretary, whose name and address are:
David L. Trautman
Secretary
Park National Corporation
50 North Third Street
Post Office Box 3500
Newark, Ohio 43058-3500
     Shareholders desiring to nominate candidates for election as directors at the 2007 Annual Meeting must follow the procedures described in “THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD — Nominating Procedures.”
OTHER MATTERS
     As of the date of this proxy statement, the Board of Directors knows of no matter that will be presented for action by the shareholders at the Annual Meeting other than those matters discussed in this proxy statement. If any other matter requiring a vote of the shareholders is properly presented at the Annual Meeting, the individuals acting under the proxies solicited by the Board of Directors will vote and act according to their best judgments in light of the conditions then prevailing.
     It is important that your proxy card be completed and returned promptly. If you do not expect to attend the Annual Meeting in person, please fill in, sign and return the enclosed proxy card in the self-addressed envelope furnished herewith.

By Order of the Board of Directors,

/s/ DAVID L. TRAUTMAN
DAVID L. TRAUTMAN
President and Secretary
March 14, 2006

Annex A
PARK NATIONAL CORPORATION
AUDIT COMMITTEE CHARTER
(Adopted April 17, 2000; Revised January 20, 2004; Revised April 18, 2005)

Organization
This charter governs the operations of the Audit Committee of the Board of Directors of Park National Corporation (the “Company”). The Audit Committee shall review and reassess the adequacy of this charter at least annually and obtain the approval of the Board of Directors for any amendments to this charter.
The Audit Committee shall serve at the pleasure of the Board of Directors of the Company. The Audit Committee shall consist of at least three members of the Board of Directors, each of whom shall be appointed by the Board. Each member of the Audit Committee shall satisfy the independence standards specified in Section 121A and any other applicable sections of the American Stock Exchange (“AMEX”) Company Guide or other corporate governance requirements of AMEX, Rule 10A—3 under the Securities Exchange Act of 1934 (the “Exchange Act”) and any other applicable laws, rules and regulations. All Audit Committee members shall be financially literate and able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Audit Committee shall have financial sophistication as determined in accordance with the applicable corporate governance requirements of AMEX.
The Audit Committee shall meet at least four times annually and may convene more frequently as circumstances dictate. The Audit Committee shall be chaired by one of its members appointed by the Board of Directors. The Audit Committee may designate its own Secretary who may be a non-committee member. Minutes of meetings of the Audit Committee shall be prepared. A majority of the Audit Committee members shall constitute a quorum for the transaction of business. The Audit Committee may have in attendance at its meetings such members of management, the internal auditors and the independent registered public accounting firms or others as the Audit Committee may deem necessary or desirable to provide the information the Audit Committee needs to carry out its duties and responsibilities. The Audit Committee shall report regularly to the Board of Directors about meetings of the Audit Committee.
Statement of Policy
The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders and potential shareholders of the Company, the investment community, and others relating to the Company’s financial statements and accounting and financial reporting processes, the internal control over financial reporting, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, the independent registered public accounting firm, the internal auditors and management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention or otherwise within the scope of its duties and responsibilities with full access to all books, records, facilities, the independent registered public accounting firm, and personnel of the Company and its subsidiaries and the power to retain outside counsel and other advisors as the Audit Committee determines necessary to assist the Audit Committee in carrying out its duties and responsibilities. The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of (a) compensation to the independent registered public accounting firm engaged by the Audit Committee for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company or any of its subsidiaries, (b) compensation to any advisors employed by the Audit Committee and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties and responsibilities.
Responsibilities and Processes
The primary responsibility of the Audit Committee is to oversee the Company’s accounting and financial reporting processes on behalf of the Board of Directors and report the results of its activities to the Board. The Company’s management is responsible for preparing the Company’s financial statements and for maintaining systems of disclosure controls and procedures and internal control over financial reporting. The independent registered public accounting firm are responsible for auditing the Company’s financial statements and issuing an attestation report on the assessment by the Company’s management of the Company’s internal control over financial reporting. The Audit Committee in carrying out its duties and responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.
The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibility. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Audit Committee shall also carry out such other duties and responsibilities delegated to it by the Board of Directors from time to time that are related to the purpose of the Audit Committee.
•	The Audit Committee shall be responsible for ensuring that the independent registered public accounting firm submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent registered public accounting firm and the Company, consistent with Independence Standards Board Standard 1, as such standard may be modified or supplemented. The Audit Committee shall also be responsible for actively engaging in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm and for taking, or recommending that the full Board of Directors take, appropriate action to oversee the independence of the independent registered public accounting firm.

•	The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company or any of its subsidiaries, and the independent registered public accounting firm must report directly to the Audit Committee.

•	The Audit Committee shall review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to the Company or any of its subsidiaries and shall not engage the independent registered public accounting firm to perform the specific non-audit services prohibited by law, rule or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may establish pre-approval policies and procedures, in compliance with the rules and criteria established by the Securities and Exchange Commission (the “SEC”). Such pre-approval policies and procedures must be detailed as to the particular services to be provided, insure that the Audit Committee knows what services it is being asked to pre-approve and not include any delegation to management of the Audit Committee’s responsibilities under applicable laws, rule and regulations to pre-approve all services provided by the independent registered public accounting firm. Approval of a non-audit service to be performed by the independent registered public accounting firm and, if applicable, the pre-approval policies and procedures established by the Audit Committee shall be disclosed as required under applicable SEC rules in the Company’s Annual Report on Form 10-K and annual proxy statement.

•	The Audit Committee shall discuss with the internal auditors and the independent registered public accounting firm annually, before each audit begins, the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Audit Committee shall discuss with management, the internal auditors and the independent registered public accounting firm the adequacy and effectiveness of the Company’s systems of disclosure controls and procedures and internal control over financial reporting and related accounting and financial controls, including the Company’s systems to monitor and manage business risk, and legal and ethical compliance programs. Further, the Audit Committee shall meet separately with the internal auditors and the independent registered public accounting firm, with and/or without management present, to discuss the results of their examinations. The Audit Committee shall review management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of the end of the Company’s most recent fiscal year and the independent registered public accounting firm’ attestation report on management’s assessment.

•	The Audit Committee shall review the interim financial statements and the disclosures to be made under management’s discussion and analysis of financial condition and results of operations with management and the independent registered public accounting firm prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted auditing standards, including Statement on Auditing Standard No. 100, as that standard may be modified or supplemented. The Audit Committee shall review and discuss earnings press releases, as well as any other financial information in an 8-K filing. The chair of the Audit Committee may represent the entire Audit Committee for the purposes of these reviews.

•	The Audit Committee shall review with management and the independent registered public accounting firm the financial statements and the disclosures under management’s discussion and analysis of financial condition and results of operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including the independent registered public accounting firm’ judgment about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting, the consistency of the Company’s accounting policies and their application, the reasonableness of accounting estimates, the clarity and completeness of the Company’s financial statements, including related disclosures, and any other matters required to be discussed with the independent registered public accounting firm by Statement on Auditing Standards Nos. 61, 89 and 90, as those standards may be modified or supplemented. Also, the Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted auditing standards and other applicable laws, rules and regulations, including: (a) all critical accounting policies and practices to be used; (b) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Company, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent registered public accounting firm; and (c) other material written communications between the independent registered public accounting firm and the management of the Company, such as any management letter or schedule of unadjusted differences. The Audit Committee shall recommend to the Board of Directors whether the Company’s audited financial statements should be included in the Annual Report on Form 10-K .

•	The Audit Committee shall review disclosures made by the principal executive officer and the principal financial officer of the Company during the certification process in respect of each Quarterly Report on Form 10-Q and each Annual Report on Form 10-K, about significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Audit Committee shall also discuss any changes in the Company’s internal control over financial reporting which occurred during the last fiscal quarter.

•	The Audit Committee shall discuss with management the Company’s processes regarding compliance with applicable laws, rules and regulations and communication of and compliance with the Company’s Code of Business Conduct and Ethics (the “Code of Ethics”). The Audit Committee shall have the authority to investigate any alleged violation of the Code of Ethics by any of the officers or directors of the Company or its subsidiaries. In the event that the Audit Committee determines that a violation of the Code of Ethics has occurred, the Audit Committee shall be authorized to take any action it deems appropriate. If the violation involves an executive officer or director of the Company, the Audit Committee shall notify the Company’s Board of Directors.

•	The Audit Committee shall receive attorneys’ reports of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law.

•	The Audit Committee shall institute procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company and its subsidiaries of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee shall review and oversee procedures designed to identify “related party” transactions that are material to the Company’s financial statements or otherwise require disclosure under applicable laws and rules adopted by the SEC or AMEX. The Audit Committee shall have the authority to approve any such “related party” transactions.

•	The Audit Committee shall prepare the Audit Committee report to be integrated in the Company’s annual proxy statement, as required by SEC rules as well as review any other information related to the duties and responsibilities of the Audit Committee required to be disclosed under applicable laws, rules and regulations, including the rules of the SEC and the AMEX corporate governance requirements.

Disclaimer
While the Audit Committee has the duties, responsibilities and powers set forth in this charter, it is not the duty or responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those are the duty and responsibility of management and the independent registered public accounting firm.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY PARK NATIONAL CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 17, 2006
THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS
The undersigned holder(s) of common shares of Park National Corporation, an Ohio corporation (the “Company”), hereby constitutes and appoints Rick R. Taylor and Leon Zazworsky, and each of them, the lawful agents and proxies of the undersigned, with full power of substitution in each, to attend the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on April 17, 2006, at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, at 2:00 p.m., Eastern Daylight Saving Time, and any adjournment thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof, as shown to the right:

Please be sure to sign and date this proxy card in the boxes below and to the right:	DATE

			WITHHOLD	FOR ALL
1.	To elect as directors of the Company all of the nominees listed below to serve for terms of three years to expire at the 2009 Annual Meeting of Shareholders (except as marked to the contrary).*	FOR ☐	AUTHORITY ☐	EXCEPT ☐

James J. Cullers	Michael J. Menzer
William T. McConnell	William A. Phillips
*INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2. To adopt the proposed amendments to Section 1.04 of the Company’s Regulations.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To adopt the proposed amendment to Section 1.11 of the Company’s Regulations.

☐ FOR	☐ AGAINST	☐ ABSTAIN
The undersigned shareholder(s) authorize the individuals designated to vote this proxy, to vote, in their discretion, on any other business (none known at the time of solicitation of this proxy) which properly comes before the Annual Meeting or any adjournment thereof.
All proxies previously given or executed by the undersigned are hereby revoked. Receipt is acknowledged of the accompanying Notice of Annual Meeting of Shareholders and a copy of the Proxy Statement for the April 17, 2006 meeting and the 2005 Annual Report.

Shareholder	Co-Holder (if any)
Sign to Right	Sign to Right

Detach above card, sign, date and mail in postage-paid envelope provided.
PARK NATIONAL CORPORATION
     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY, FOR THE PROPOSAL IN ITEM NO. 2 AND FOR THE PROPOSAL IN ITEM NO. 3. WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THE ABOVE PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THE ABOVE PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY; AND, IF PERMITTED BY APPLICABLE LAW, FOR THE PROPOSAL IN ITEM NO. 2 AND FOR THE PROPOSAL IN ITEM NO. 3. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THE ABOVE PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE INDIVIDUALS DESIGNATED TO VOTE THIS PROXY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.
     Please sign exactly as your name appears hereon. If common shares are registered in two names, both shareholders must sign. When signing as Executor, Administrator, Trustee, Guardian, Attorney or Agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership or other entity, please sign that entity’s name by authorized person. (Please note any change of address on this proxy card).

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PARK NATIONAL CORPORATION.
PLEASE ACT PROMPTLY – SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

☒ PLEASE MARK VOTING INSTRUCTIONS AS IN THIS EXAMPLE	REVOCABLE VOTING INSTRUCTIONS PARK NATIONAL CORPORATION EMPLOYEES STOCK OWNERSHIP PLAN

VOTING INSTRUCTIONS FOR ANNUAL MEETING
OF SHAREHOLDERS OF
PARK NATIONAL CORPORATION
TO BE HELD ON APRIL 17, 2006
The undersigned beneficial owner of common shares of Park National Corporation, an Ohio corporation (the “Company”), allocated to the account of the undersigned under the Park National Corporation Employees Stock Ownership Plan (the “ESOP”) hereby instructs and directs the trustee of the ESOP to vote all of the common shares of the Company allocated to the undersigned’s account under the ESOP and entitled to be voted at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on April 17, 2006, at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, at 2:00 p.m., Eastern Daylight Saving Time, and any adjournment thereof, as shown to the right:

Please be sure to sign and date this proxy card in the boxes below and to the right:	DATE

			WITHHOLD	FOR ALL
1.	To elect as directors of the Company all of the nominees listed below to serve for terms of three years to expire at the 2009 Annual Meeting of Shareholders (except as marked to the contrary).*	FOR ☐	AUTHORITY ☐	EXCEPT ☐

James J. Cullers	Michael J. Menzer
William T. McConnell	William A. Phillips
*INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2. To adopt the proposed amendments to Section 1.04 of the Company’s Regulations.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To adopt the proposed amendment to Section 1.11 of the Company’s Regulations.

☐ FOR	☐ AGAINST	☐ ABSTAIN
All voting instructions previously given or executed by the undersigned are hereby revoked. Receipt is acknowledged of the accompanying Notice of Annual Meeting of Shareholders and a copy of the Proxy Statement for the April 17, 2006 meeting and the 2005 Annual Report.

ESOP Participant
Sign to Right

Sign, date and return via inter-office mail to First-Knox National Bank using the envelope provided.
PARK NATIONAL CORPORATION
     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT BENEFICIAL OWNERS OF COMMON SHARES OF THE COMPANY ALLOCATED TO THEIR ACCOUNTS UNDER THE ESOP INSTRUCT AND DIRECT THE TRUSTEE OF THE ESOP TO VOTE ALL OF THE COMMON SHARES ALLOCATED TO THEIR RESPECTIVE ACCOUNTS UNDER THE ESOP FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY, FOR THE PROPOSAL IN ITEM NO. 2 AND FOR THE PROPOSAL IN ITEM 3. WHERE A CHOICE IS INDICATED, THE COMMON SHARES ALLOCATED TO THE ACCOUNT UNDER THE ESOP OF THE PARTICIPANT IDENTIFIED IN THE VOTING INSTRUCTIONS ABOVE WILL, WHEN THE VOTING INSTRUCTIONS ARE PROPERLY EXECUTED, BE VOTED OR NOT VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED, THE COMMON SHARES ALLOCATED TO THE ACCOUNT UNDER THE ESOP OF THE PARTICIPANT IDENTIFIED IN THE VOTING INSTRUCTIONS ABOVE WILL, WHEN THE VOTING INSTRUCTIONS ARE PROPERLY EXECUTED, BE VOTED PRO RATA IN ACCORDANCE WITH THE VOTING INSTRUCTIONS RECEIVED FROM OTHER PARTICIPANTS IN THE ESOP WHO HAVE GIVEN VOTING INSTRUCTIONS.